UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
 Securities Exchange Act of 1934
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Nuvel Holdings, Inc.
(Name of Registrant as Specified in its Charter)

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Nuvel Holdings, Inc.
319 Barry Avenue South, Suite 300
 Wayzata, Minnesota 55391
             December 15, 2016
Dear Shareholder:
You are cordially invited to attend a Special Meeting of Shareholders (the "Special Meeting") of Nuvel Holdings, Inc. to be held on December 27, 2016 at 9:00 a.m., Central Time , at 319 Barry Avenue South, Suite 300, Wayzata, Minnesota 55391. Only shareholders of record at the close of business on December 5 , 2016, the record date for the Special Meeting, are entitled to the notice of, and to vote at, the Special Meeting, including any postponement or adjournment thereof.
Details regarding the business to be conducted are more fully described in the accompanying Notice of Special Meeting and Proxy Statement.
You are encouraged to vote your shares as soon as possible. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. Your vote is important.
Sincerely yours,

 James L. Mandel
 Director

Nuvel Holdings, Inc.
319 Barry Avenue South, Suite 300
 Wayzata, Minnesota 55391
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
Dear Shareholders:
Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Nuvel Holdings, Inc. (the "Company"), will be held on December 27, 2016 at 9:00 a.m., Central Time , at 319 Barry Avenue South, Suite 300, Wayzata, Minnesota 55391. Only shareholders of record, who hold shares that are entitled to vote on the matters presented herein at the close of business on December 5 , 2016 (the "Record Date"), will be entitled to consider and act upon the following matters:
1.	To approve an amendment and restatement of the Company's Articles of Incorporation (as amended, the "Amended Articles") to implement the following:
a.
a one-for-1,200,000 reverse stock split of the Company's issued and outstanding shares of common stock, par value 0.001 per share ("Common Stock"), pursuant to which each 1,200,000 shares of Common Stock of the Company issued and outstanding immediately prior to the reverse stock split shall automatically, without further action on the part of the Company or any holder of such Common Stock, be combined into one (1) share of the Company's Common Stock, with any fractional shares rounded up to the nearest whole number of shares;

	b.	a change of the Company's name from "Nuvel Holdings, Inc." to "OrangeHook, Inc."; and
	c.	certain additional administrative revisions.
2.	To approve the Company's 2016 Equity Incentive Plan.
3.
To approve the grant of discretionary authority to the persons named as proxies to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the proposals listed above.

These proposals are described more fully in the attached Proxy Statement. You should carefully review all of the information set forth in the attached Proxy Statement. Only shareholders of record of capital stock of the Company at the close of business on the Record Date are entitled to receive notice of, and to vote on, the business that may come before the Special Meeting.
To avoid the unnecessary expense of further solicitation, we urge you to immediately indicate your voting instructions over the internet, over the telephone, or by mail as described on the written Proxy Card for the Special Meeting enclosed with the Proxy Statement. You may revoke your proxy at any time before it is exercised by following the instructions set forth under the heading "VOTING OF PROXIES" in the accompanying Proxy Statement. Please note that if you choose to vote in person at the Special Meeting and you hold your shares through a securities broker in street name, you must obtain a proxy from your broker and bring that proxy to the Special Meeting.
Each of Proposal 1, relating to approval of the Amended Articles, Proposal 2, relating to approving the Company's 2016 Equity Incentive Plan, and Proposal 3, relating to adjournment of the Special Meeting, will be approved if shareholders holding at least a majority of the voting power of our capital stock entitled to vote on such proposal vote in favor of such proposal.

The Board of Directors unanimously recommends that you vote "FOR" each of the proposals described in the Proxy Statement.
BY ORDER OF THE BOARD OF DIRECTORS

James L. Mandel
 Director
December 15, 2016

PLEASE VOTE AS SOON AS POSSIBLE.
  YOUR VOTE IS VERY IMPORTANT TO US NO MATTER HOW MANY SHARES YOU OWN.

Nuvel Holdings, Inc.
319 Barry Avenue South, Suite 300
 Wayzata, Minnesota 55391
PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement and the accompanying notice and proxy card are being furnished to you as a holder of capital stock of Nuvel Holdings, Inc., as of  December 5, 2016 (the "Record Date") in connection with the solicitation of proxies by the Company's Board of Directors (the "Board") for the Special Meeting of Shareholders (the "Special Meeting"). The Special Meeting will be held on  December 27, 2016 , beginning at 9:00 a.m., Central Time , at the Company's principal executive offices, 319 Barry Avenue South, Suite 300, Wayzata, Minnesota 55391. This Proxy Statement and the accompanying notice and proxy card are first being mailed to holders of our capital stock on or about December 15,  2016.
PURPOSE
1.	To approve an amendment and restatement of the Company's Articles of Incorporation, as amended to date (as amended, the "Amended Articles") to implement the following:
a.
a one-for-1,200,000 reverse stock split of the Company's issued and outstanding shares of common stock, par value 0.001 per share ("Common Stock"), pursuant to which each 1,200,000 shares of Common Stock of the Company issued and outstanding immediately prior to the reverse stock split shall automatically, without further action on the part of the Company or any holder of such Common Stock, be combined into one (1) share of the Company's Common Stock, with any fractional shares rounded up to the nearest whole number of shares (the "Reverse Stock Split");

	b.	a change of the Company's name from "Nuvel Holdings, Inc." to "OrangeHook, Inc." (the "Name Change"); and
	c.	certain administrative revisions (the "Administrative Revisions").
2.	To approve the Company's 2016 Equity Incentive Plan (the "Equity Incentive Plan").
3.
To approve the grant of discretionary authority to the persons named as proxies to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the proposals listed above.

BACKGROUND
As previously reported, on December 1, 2016 , the Company completed a merger transaction (the "Merger"), pursuant to the terms of an Agreement and Plan of Merger, dated as of July 1, 2016 and amended October 14, 2016 (as amended, the "Merger Agreement"), between the Company, OrangeHook, Inc. ("OrangeHook"), and OH Acquisition Corp., a wholly-owned subsidiary of the Company ("MergerSub").  At the closing of the Merger (the "Closing"), MergerSub merged with and into OrangeHook, with OrangeHook surviving as a wholly-owned subsidiary of the Company.
Under the terms of the Merger Agreement, (i) outstanding shares of OrangeHook common stock and other outstanding securities convertible into OrangeHook's common stock were exchanged for a pro rata portion of 500,000 shares of a new series of preferred stock, par value $0.001 per share, of the Company (the "Series OH-1 Preferred Stock") and (ii) each outstanding share of OrangeHook preferred stock and other outstanding securities convertible into OrangeHook preferred stock were exchanged for one share of a new series of preferred stock, par value $0.001 per share, of the Company (the "Series OH-2 Preferred Stock").  The voting rights of the OH-1 Preferred Stock and the OH-2 Preferred Stock with respect to the matters being voted upon at the Special Meeting are described below under the heading "VOTING SECURITIES."

Pursuant to the terms of the Merger Agreement, the Company has agreed to submit the Reverse Stock Split for approval at a special meeting of the Company's shareholders.  Approval of the Reverse Stock Split was not a condition to closing the Merger.  Moreover, the Company's obligation only extends to submitting the matters for a vote of the Company's shareholders, and the Company will not be penalized under the Merger Agreement if such matters are not approved.
VOTING PROCEDURES
You may submit a proxy over the internet, over the telephone, or by mail by following the instructions included on the enclosed Proxy Card.  Shares represented by proxies properly submitted, unless subsequently revoked, will be voted at the Special Meeting in accordance with the instructions provided in the proxy. If a proxy is properly submitted without indicating any voting instructions, the shares represented by the proxy will be voted "FOR" approval of the proposals stated in this Proxy Statement.
If you have properly submitted a proxy, you may revoke such proxy at any time before it is voted by attending the Special Meeting and voting in person, by giving written notice of revocation of the proxy or by properly submitting a proxy bearing a later date. Any notice of revocation or later dated proxy should be sent to the address identified on the Proxy Card.  In order for the notice of revocation or later proxy to revoke the prior proxy, the Company's transfer agent must receive such notice or later proxy before the vote of shareholders at the Special Meeting. Unless you vote at the meeting or take other action, your attendance at the Special Meeting will not revoke your proxy. If you are a beneficial owner but do not hold the shares in your name, you may vote your shares in person at the Special Meeting only if you provide a legal proxy obtained from your broker, trustee or nominee at the Special Meeting.
If you are a beneficial owner and have questions or concerns about your proxy card, you are strongly encouraged to contact your bank, broker or other financial institution through which you hold the Company's shares.
SPECIAL MEETING QUORUM
Under the Company's Bylaws and Florida law, a quorum at a meeting of shareholders is constituted by the representation, either in person or by proxy, of holders of shares representing a majority of all votes entitled to be cast on the proposals presented at such meeting.  Shareholders who attend the Special Meeting or submit a proxy but abstain from voting on all matters will be deemed present for purposes of determining a quorum.
All of the proposals presented at the Special Meeting are deemed non-routine matters, which means that brokers and other nominees may not exercise discretion to vote any shares at the Special Meeting.  As a result, if you hold shares in "street name" through a broker or other nominee and do not provide voting instructions, your broker or other nominee may not vote the shares and your shares will not be deemed present at the meeting for purposes of achieving a quorum.
VOTE REQUIRED
Provided that a quorum is present, the affirmative vote of the holders of shares constituting a majority of votes represented at the meeting and entitled to vote on the proposals presented at the Special Meeting is required to approve each of Proposal 1, regarding approval of the Amended Articles, Proposal 2, regarding adoption of the Company's Equity Incentive Plan, and Proposal 3, regarding adjournment of the Special Meeting.

VOTING SECURITIES
The Board has fixed the close of business on December 5, 2016 , as the record date (the "Record Date") for determining the holders of Common Stock, Series B Preferred Stock, par value $0.001 per share (the "Series B Preferred Stock"), Series C Preferred Stock, par value $0.001 per share (the "Series C Preferred Stock"), Series D Preferred Stock, par value $0.001 per share (the "Series D Preferred Stock"), and Series OH-1 Preferred Stock entitled to receive notice of, and to vote at, the Special Meeting.  At the close of business on the Record Date, there were 48,647,979 shares of Common Stock, 20,000 shares of Series B Preferred Stock, 371,052 shares of Series C Preferred Stock, 1,767,358 shares of Series D Preferred Stock, and 296,421 shares of Series OH-1 Preferred Stock issued and outstanding and entitled to vote at the Special Meeting (the Common Stock, the Series B Preferred Stock, the Series C Preferred Stock, the Series D Preferred Stock, and the Series OH-1 Preferred Stock are referred to, collectively, as the "Voting Stock").
Each outstanding share of Common Stock and Series D Preferred Stock is entitled to one vote, each outstanding share of Series B Preferred Stock and Series C Preferred stock, if any, is entitled to 20 votes, and each outstanding share of Series OH-1 Preferred Stock is entitled to 10,000 votes on the proposals subject to a vote at the Special Meeting.  As a result, the Common Stock will have 48,647,979 votes , the Series B Preferred Stock will have 400,000 votes, the Series C Preferred Stock will have 7,421,040 votes, the Series D Preferred Stock will have 1,767,358 votes, and the Series OH-1 Preferred Stock will have 2,964,210,000 votes on each of Proposal 1, Proposal 2, and Proposal 3.
The Series OH-2 Preferred stock does not have voting rights with regard to the proposals being submitted for shareholder approval at the Special Meeting.  There are no shares of the Company's Series A Convertible Preferred Stock issued and outstanding.
QUESTIONS AND ANSWERS
When will the Special Meeting be held?
The Special Meeting will be held on December 27, 2016 at 9:00 a.m., Central Time .
Where will the Special Meeting be held?
The Special meeting will be held at the Company's principal executive offices, 319 Barry Avenue South, Suite 300, Wayzata, Minnesota 55391.
What items will be voted upon at the Special Meeting?
Proposal 1: To approve the Amended Articles to implement the following:
a.
a one-for-1,200,000 reverse stock split of the Company's issued and outstanding shares of common stock, par value 0.001 per share ("Common Stock"), pursuant to which (i) each 1,200,000 shares of Common Stock of the Company issued and outstanding immediately prior to the Effective Date shall automatically, without further action on the part of the Company or any holder of such Common Stock, be combined into one (1) share of Common Stock;

b.	a change of the Company's name from "Nuvel Holdings, Inc." to "OrangeHook, Inc."; and
c.	certain administrative revisions.
Proposal 2:  To approve the Company's 2016 Equity Incentive Plan.
Proposal 3: To approve the grant of discretionary authority to the persons named as proxies to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation of proxies if there are not sufficient votes at the time of the Special Meeting to approve the proposals listed above.

How do I vote by proxy?
You may vote your shares by submitting a proxy with your voting instructions over the internet, over the telephone, or by mail as described on the written Proxy Card for the Special Meeting enclosed with the Proxy Statement.
If your shares of Voting Stock are held in "street name" by your broker, be sure to give your broker instructions on how you want to vote your shares because your broker will not be able to vote your shares on the proposals at the Special Meeting without instructions from you. See the question below "If my broker holds my shares in 'street name,' will my broker vote my shares for me?"
When should I vote?
You should send in your proxy card as soon as possible to ensure that your shares will be voted at the Special Meeting.  Your proxy must be received by December 26, 2016 , the date prior to the Special Meeting, to be valid.
If my broker holds my shares in "street name," will my broker vote my shares for me?
Yes, but only if you provide specific instructions to your broker on how to vote. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without these instructions, your shares will not be voted.
May I vote in person?
Yes. You may attend the Special Meeting and vote your shares in person. If your shares are held in "street name," you must get a proxy card from your broker or bank in order to attend the Special Meeting and vote in person.
You are urged to sign, date and return the enclosed proxy card as soon as possible, even if you plan to attend the Special Meeting, as it is important that your shares be represented and voted at the Special Meeting. If you attend the Special Meeting, you may vote in person as you wish, even though you have previously returned your proxy card. See question below "May I change my vote after I have mailed my signed proxy card?"
May I change my vote after I have mailed my signed proxy card?
Yes. You may change your vote at any time before the shares of Voting Stock reflected on your proxy card are voted at the Special Meeting. If your shares are registered in your name, you can do this in one of three ways:
●	you can deliver to the Company's transfer agent, Globex Transfer, a written notice stating that you would like to revoke your proxy; the written notice should bear a date later than the proxy card;
●	you can complete, execute and deliver to Globex Transfer, a new, later-dated proxy card for the same shares, provided the new proxy card is received before the polls close at the Special Meeting; or
●	you can attend the Special Meeting and vote in person.

Any written notice of revocation should be delivered to Globex Transfer at or before the taking of the vote at the Special Meeting. Your attendance at the Special Meeting alone will not revoke your proxy.
If you have instructed your broker to vote your shares, you must follow directions received from your broker to change your vote. You cannot vote shares held in "street name" by returning a proxy card directly to the Company or by voting in person at the Special Meeting, unless you obtain a proxy card from your bank or broker.

How many votes are required to approve the proposals?
Each of Proposal 1, Proposal 2, and Proposal 3 require approval of a majority of the voting power of the Voting Stock represented in person or by proxy at the Annual Meeting.  Each outstanding share of Common Stock and Series D Preferred Stock will have one (1) vote, each outstanding share of Series B Preferred Stock and Series C Preferred Stock , if any, will have 20 votes, and each outstanding share of Series OH-1 Preferred Stock will have 10,000 votes.
What constitutes a "quorum" for the Special Meeting?
A quorum is necessary to conduct business at the Special Meeting.  Under the Company's Bylaws and Florida law, a quorum at a meeting of shareholders is constituted by the representation, either in person or by proxy, of holders of shares representing a majority of all votes entitled to be cast on the proposals presented at such meeting. The shares outstanding on the Record Date, which include 48,647,979 shares of Common Stock, 20,000 shares of Series B Preferred Stock,  371,052 shares of Series C Preferred Stock, 1,767,358 shares of Series D Preferred Stock,  and 292,199 shares of Series OH-1 Preferred Stock, collectively represent 2,980,226,377 votes on the proposals to be presented to shareholders at the Special Meeting.  As a result, holders of shares representing at least 1,490,113,189 votes must be present in person or represented by proxy at the Special Meeting for a quorum to exist.
Who can vote at the Special Meeting?
You are entitled to vote your Common Stock if the Company's records show that you held shares of Voting Stock as of the close of business on the Record Date
Who pays for the solicitation of proxies?
The expense of soliciting proxies of the Company's shareholders will be borne by the Company. The Company will reimburse brokers, banks and other custodians, nominees and fiduciaries representing beneficial owners of shares for their reasonable expenses in forwarding soliciting materials to beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers and employees. No additional compensation will be paid for these services.
Who is the Company's Transfer Agent?
The transfer agent for the Company's stock is Globex Transfer, LLC ("Globex Transfer" or the "Transfer Agent") at the address of 780 Deltona Blvd., Suite 202, Deltona, FL 32725.
Are there any appraisal rights or dissenters' rights?
Under the Florida Business Corporation Act, the Company's shareholders are not entitled to dissenters' rights or appraisal rights with respect to any of the proposals.
What is the voting recommendation of the Board?
The Board recommends a vote "FOR" each of the proposals described in this Proxy Statement.
Where can I find the voting results?
We will publish the voting results of the Special Meeting on a Current Report on Form 8-K within four business days after the date of the meeting. You will be able to find such Form 8-K on the SEC's website at www.sec.gov.

PROPOSAL 1: APPROVAL OF THE AMENDED ARTICLES TO IMPLEMENT THE REVERSE STOCK SPLIT, THE NAME CHANGE, AND THE ADMINISTRATIVE REVISIONS
APPROVAL OF THE AMENDED ARTICLES
By approving the Amended Articles, the shareholders will approve the implementation of the Reverse Stock Split, the Name Change, and the Administrative Revisions, each of which are described in further detail below.
A red-lined copy of the Company's Articles of Incorporation showing the changes that will be implemented by the Amended Articles is attached hereto as Appendix A.  All summaries and descriptions of the Amended Articles that are included in this Proxy Statement are qualified by reference to the copy of the Amended Articles attached hereto as Appendix A.  The Amended Articles, as attached hereto, remain subject to any revisions required by the Office of the Florida Secretary of State in order to accept the filing of the Amended Articles.
REVERSE STOCK SPLIT
In the Reverse Stock Split each 1,200,000 shares of our Common Stock outstanding immediately prior to the Effective Date will be automatically and without further action by the holders of such shares combined into one share of Common Stock.  The number of authorized shares of Common Stock will not be changed as a result of the Reverse Stock Split and will continue to be 100,000,000.
Shareholders who own less than 1,200,000 shares or who do not own shares in multiples of 1,200,000 will have their post-Reverse Stock Split shareholdings rounded up to the nearest whole number of shares in lieu of the Company issuing fractional shares, meaning that a shareholder who owns 600,000 shares prior to the Reverse Stock Split will receive one (1) share instead of one-half (½) share, and a shareholder who owns 1,800,000 shares will receive two (2) shares instead of one and one-half (1 ½) shares.
Primary Effects of the Reverse Stock Split
The Reverse Stock Split will reduce the number of issued and outstanding shares of Common Stock, both in nominal terms and in comparison to the number of issued and outstanding shares of Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series OH-1 Preferred Stock and Series OH-2 Preferred Stock (collectively, the "Preferred Stock").  This will reduce the voting power of the Common Stock and the amount that holders of Common Stock will be entitled to receive upon an acquisition or liquidation of the Company.
The voting rights of the Common Stock, in comparison to the Preferred Stock, before and after the Reverse Stock Split are as follows:
	Election of Directors (Before Reverse Split)	Other Matters (Before Reverse Split)	Election of Directors (After Reverse Split)	Other Matters (After Reverse Split)
Common Stock	48,647,979	48,647,979	179	179
Series B Preferred Stock	400,000	400,000	1(3)	1(3)
Series C Preferred Stock	7,421,040	7,421,040	8(3)	8(3)
Series D Preferred Stock	1,767,358	1,767,358	3(3)	3(3)
Series OH-1 Preferred Stock(1)	2,371,368,000	2,964,210,000	2,371,368,000	2,964,210,000
Series OH-2 Preferred Stock(2)	552,383,365	0	1,332,362	0
____________________

(1)
Vote totals are based on  296,421 outstanding shares of Series OH-1 Preferred Stock on the Record Date.  Each Share of Series OH-1 Preferred is entitled to 8,000 votes with respect to the election of directors and 10,000 votes with respect to all other matters.

(2)
Vote totals are based on  9,943 outstanding shares of Series OH-2 Preferred Stock on the Record Date.  Prior to completion of the Reverse Stock Split , each share of Series OH-2 Preferred Stock is entitled to 55,555 votes in all elections of directors.  After completion of the Reverse Stock Split , each share of Series OH-2 Preferred is entitled to the number of votes equal to the number of shares of Common Stock that such share of Series OH-2 Preferred would be convertible into, which is estimated as 143 votes per share of Series OH-2 Preferred Stock, in all elections of directors.  Shares of Series OH-2 Preferred Stock are not entitled to vote on other matters.

(3)
The shares of Series B Preferred Stock, Series C Preferred Stock, and Series D Stock have voting power equal to the number shares of Common Stock in to which they are convertible.  Following the Reverse Stock Split, the number of shares of Common Stock into which each such share of preferred stock is convertible was reduced by the 1:1,200,000 ratio of the Reverse Stock Split.

Immediately following the Reverse Stock Split, the Series D Preferred Stock and Series OH-1 Preferred Stock will automatically convert into Common Stock (the "Series D and Series OH-1 Conversion"), as described in greater detail below under the heading "CONVERSION OF SERIES D AND SERIES OH-1 PREFERRED STOCK."  Following the Series D and Series OH-1 Conversion, the voting rights of shareholders who own Common Stock on the Record Date in comparison to the shareholders who owned Preferred Stock on the Record Date will be as follows:
	Election of Directors	Other Matters
Common Stock (pre-Series OH-1 Conversion)	179	179
Common Stock (issued in the Preferred Conversion)	6,550,975	6,550,975
Series B Preferred Stock (1)	8	8
Series C Preferred Stock (1)	3	3
Series OH-2 Preferred Stock	1,332,362	0

(1)   The shares of Series B Preferred Stock and Series C Preferred Stock have voting power equal to the number shares of Common Stock in to which they are convertible.  Following the Reverse Stock Split, the number of shares of Common Stock into which each such share of preferred stock is convertible was reduced by the 1:1,200,000 ratio of the Reverse Stock Split.

Similarly, the economic rights of the Common Stock will be reduced in comparison to the holders of Preferred Stock as a result of the Reverse Stock Split.  In the event of an acquisition or liquidation (collectively, a "liquidating transaction") of the Company, the Common Stock would be junior to the liquidation preferences of the Series B, Series C, and Series OH-2 Preferred Stock in the amounts of $6.00, $4.80, and $1,000 per share, respectively, plus accumulating dividends (collectively, the "Liquidation Preferences").  Following payment of the Series Liquidation Preference, the holders of Common Stock would divide the proceeds of any liquidating transaction pro rata based on their respective voting rights.
In addition, upon effectiveness of the Reverse Stock Split, the number of authorized shares of common stock that are not issued and outstanding will increase because the Amended Articles will not reduce the number of authorized shares of Common Stock from 100,000,000.  This will give the Board of Directors the right to issue the authorized but unissued shares of Common Stock in its discretion.  The issuance of additional shares of Common Stock would dilute the voting and economic rights of the current holders of Common Stock.
Effective Date of the Reverse Stock Split
The "Effective Date" of the Reverse Stock Split will be 11:59 p.m. Eastern time on the date that the Amended Articles are filed with Office of the Florida Secretary of State.  The Amended Articles will be filed on the first business day following their approval at the Special Meeting or on such later date determined by our Board of Directors in its discretion.
Mechanics of the Reverse Stock Split
Effect on Registered "Book-Entry" Holders of Capital Stock (shareholders that are registered on our transfer agent's books and records but do not hold stock certificates)
Certain of the Company's registered shareholders may hold some or all of their shares of Common Stock electronically in book-entry form with our transfer agent. These shareholders do not have stock certificates evidencing their ownership of our Common Stock. They are, however, provided with statements identifying the number of shares of our Common Stock registered in their accounts.

Shareholders who hold shares of Common Stock electronically in book-entry form with our transfer agent will not need to take action to receive new certificates representing their shares of Common Stock following the Reverse Stock Split.
Effect on Holders of Certificated Shares
Shareholders holding shares of Common Stock in certificated form will be sent a letter of transmittal by the Company's transfer agent after the Reverse Stock Split is effective. The letter of transmittal will specify instructions regarding how a shareholder should surrender his, her or its certificate(s) representing the Company's Common Stock to our transfer agent in exchange for certificates representing the appropriate number of shares of post-Reverse Stock Split Common Stock.
No new certificates will be issued to a shareholder until such shareholder has surrendered all old certificates, together with a properly completed and executed letter of transmittal, to our transfer agent. No shareholder will be required to pay a transfer or other fee to exchange his, her or its old certificate(s). Any shareholder whose certificate has been lost, destroyed or stolen will be entitled to post-Reverse Stock Split shares only after complying with the requirements that we and our transfer agent customarily apply in connection with replacing lost, stolen or destroyed certificates.  Shareholders will then receive new certificates representing the number of whole shares that they are entitled to as a result of the Reverse Stock Split.
Until surrendered, the Company will deem outstanding old certificates held by shareholders to be cancelled and only represent the number of post-Reverse Stock Split shares of our capital stock to which those shareholders are entitled. Any old certificates submitted for exchange, whether because of a sale, transfer or other disposition, will automatically be exchanged for new certificates. If an old certificate has a restrictive legend, the new certificate will be issued with the same restrictive legend.
Effect on Beneficial Holders of Common Stock (i.e., shareholders who hold in "street name")
Upon the effectiveness of the Reverse Stock Split, we intend to treat shares of Common Stock held by shareholders in "street name," through a bank, broker or other nominee, in the same manner as registered shareholders whose shares of common stock are registered in their names.  Shares held by "street name" holders will be rounded up to the nearest whole share in the same manner as registered holders.
Banks, brokers or other nominees will be instructed to effect the Reverse Stock Split for their beneficial holders holding the Common Stock in "street name." However, these banks, brokers or other nominees may have different procedures than registered shareholders for processing the Reverse Stock Split. If a shareholders holds shares of Common Stock with a bank, broker or other nominee and has any questions in this regard, shareholders are encouraged to contact their bank, broker or other nominee.
Effect on the Number of Authorized Shares
The number of authorized shares of common stock before the Reverse Stock Split is 100,000,000 and will remain at 100,000,000 after the Reverse Stock Split.  As a result, upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase.  This will give the Board of Directors the right to issue such authorized and unissued shares of Common Stock in its discretion, which issuance of additional shares of Common Stock would dilute the voting and economic rights of the current holders of Common Stock.
Reasons for the Reverse Stock Split
Pursuant to the terms of the Merger Agreement, the Company has agreed to submit the Reverse Stock Split for approval at a special meeting of the Company's shareholders.  Approval of the Reverse Stock Split is not a condition to closing the Merger.  Moreover, the Company's obligation only extends to submitting the matters for a vote of the Company's shareholders, and the Company will not be penalized under the Merger Agreement if the Reverse Stock Split is not approved through adoption of the Amended Articles.

The Reverse Stock Split will make it more likely that the Company will meet the minimum bid price requirement for listing its Common Stock for trading on the NASDAQ Capital Market or NYSE MKT (formerly American Stock Exchange).  However, the market price of our common stock varies based on many factors unrelated to the number of shares of Common Stock outstanding, such as our financial performance and the market's expectations about our performance in future periods, so the effect of the Reverse Stock Split upon the market price of our Common Stock cannot be predicted with any certainty. Accordingly, we cannot assure you that we will be able to maintain a sufficient bid price to be eligible for listing on the NASDAQ Capital Market or NYSE MKT after the Reverse Stock Split.  Moreover, we cannot assure you that we will meet the other listing standards of the NASDAQ Capital Market or NYSE MKT or that such exchanges will approve our capital stock for listing under its discretionary authority.
The Company does not have firm plans to list its Common Stock on the NASDAQ Capital Market or NYSE MKT, but the Board will continue to monitor the potential benefits and costs of such listing.
Name Change
Following the Merger, the Company's business operations are comprised substantially of the operations conducted by OrangeHook and its subsidiaries.  As a result, the Board has determined that it is in the best interest of the Company to change the Company's name from "Nuvel Holdings, Inc." to "OrangeHook, Inc." to avoid any potential market confusion.
Certain Additional Administrative Revisions
In addition to the Reverse Stock Split and Name Change, the Amended Articles incorporate certain additional administrative changes.  Please review the marked version of our Articles of Incorporation showing the changes implemented by the Amended Articles to identify these additional revisions.
Capitalization Following Adoption of the Amended Articles
The following table sets forth the capitalization of the Company following the adoption of the Amended Articles, including the Reverse Stock Split and the termination of the designation of the Pre-Merger Preferred Stock.
Title of Class	Amount Authorized (Pre-Articles Amendment)	Amount Issued and Outstanding (Pre-Articles Amendment)(1)	Amount Authorized (Post- Articles Amendment)	Amount Issued and Outstanding (Post-Articles Amendment) (1)
Common stock, par value $0.001 per share	100,000,000	48,647,979	100,000,000	179
Series A Convertible Preferred stock, par value $0.01 per share	7,150,000	0	7,150,000	0
Series B Convertible Preferred stock, par value $0.001 per share	2,000,000	20,000	2,000,000	20,000
Series C Convertible Preferred stock, par value $0.001 per share	2,000,000	371,052	2,000,000	371,052
Series D Convertible Preferred stock, par value $0.001 per share	2,000,000	1,767,358	2,000,000	1,767,358(2)
Series OH-1 Convertible Preferred Stock, par value $0.001 per share	1,000,000	296,421	1,000,000	296,421 (3)
Series OH-2 Convertible Preferred Stock, par value $0.001 per share	11,000	9,943	11,000	9,943
	113,660,200	51,112,753	113,660,200	2,464,953

____________________

(1)	Based on the number of shares outstanding as of the Record Date.
(2)
Immediately following the effectiveness of the Amended Articles, all of the issued and outstanding shares of Series D Preferred Stock, together with certain promissory notes held by the holders of the Series D Preferred Stock, will convert into an aggregate of 222,857 shares of Common Stock pursuant to an agreement between the Company and the holders of the Series D Preferred Stock.

(3)
Immediately following the effectiveness of the Amended Articles, each outstanding share of Series OH-1 Convertible Preferred Stock will convert into the number of shares of fully paid and non-assessable Common Stock equal to the quotient of (i) the number of shares of OrangeHook Common Stock issued and outstanding at the consummation of the Merger, on a fully diluted basis, divided by (ii) 500,000.  The effect of such conversion is further described below under the heading "CONVERSION OF SERIES D AND OH-1 PREFERRED."

CONVERSION OF SERIES D AND SERIES OH-1 PREFERRED STOCK
Immediately following the filing and effectiveness of the Amended Articles to implement the Reverse Stock Split, (i) all of the issued and outstanding shares of Series D Preferred Stock, together with certain promissory notes held by the holders of the Series D Preferred Stock, will convert into an aggregate of 222,857 shares of Common Stock pursuant to an agreement between the Company and the holders of the Series D Preferred Stock and (ii) each share of Series OH-1 Preferred Stock will convert into the number of shares of fully paid and non-assessable Common Stock equal to the quotient of (a) the number of shares of OrangeHook Common Stock issued and outstanding at the Effective Time of the Merger, on a fully diluted basis, divided by (b) 500,000.
The following is an analysis of the effect of the conversion of the Series D Preferred Stock and Series OH-1 Preferred Stock to Common Stock:
Title of Class	Amount Authorized (Immediately Prior to Series D and OH-1 Conversion)	Amount Issued and Outstanding (Immediately Prior to Series D and OH-1 Conversion) (1)	Amount Authorized (Post Series D and OH-1 Conversion)	Amount Issued and Outstanding (Post Series D and OH-1 Conversion) (1)
Common Stock	100,000,000	179	100,000,000	6,550,975
Series A Preferred Stock	7,150,000	0	7,150,000	0
Series B Preferred Stock	2,000,000	20,000	2,000,000	20,000
Series C Preferred Stock	2,000,000	371,052	2,000,000	371,052
Series D Preferred Stock	2,000,000	1,767,358	2,000,000	0
Series OH-1 Convertible Preferred Stock	1,000,000	296,421	1,000,000	0
Series OH-2 Convertible Preferred Stock, par value $0.001 per share	11,000	9,943	11,000	9,943
	113,661,000	2,464,953	113,661,000	6,951,070
____________________

(1)	Based on the number of shares outstanding as of the Record Date.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 1 TO ADOPT THE AMENDED ARTICLES.
PROPOSAL 2: APPROVAL OF THE COMPANY'S 2016 EQUITY INCENTIVE PLAN
Background
Upon completion of the Merger, the Board approved the adoption of the Company's 2016 Equity Incentive Plan (the "Equity Incentive Plan"), which will be referred to as the OrangeHook, Inc. 2016 Equity Incentive Plan, provided our shareholders approve the name change as part of Proposal 1.  We are asking our shareholders to approve the Equity Incentive Plan, including the reservation of 2,000,000 shares of Common Stock (on a post-Reverse Stock Split basis) for issuance thereunder.
Our named executive officers and directors have an interest in this proposal as a result of the Awards (as hereinafter defined) that may be granted to them under the Equity Incentive Plan.
Description of the Equity Incentive Plan
Purpose
The purpose of the Equity Incentive Plan is to promote the success of the Company and its affiliates by facilitating the employment and retention of competent personnel and by furnishing incentives to those employees, directors, and consultants upon whose efforts the success of the Company and its affiliates will depend to a large degree.
Eligible Participants
All employees, officers, directors, and consultants of the Company and its affiliates may participate in the Equity Incentive Plan.  As of the date hereof, the Company has approximately 55 employees, officers, and non-employee directors.
Administration
The Equity Incentive Plan is administered by the Company's Board of Directors; provided, however, that the Board may delegate some or all of the administration of the Equity Incentive Plan to a committee or committees. The Board and any committee appointed by the Board to administer the Equity Incentive Plan are collectively referred to as the "Administrator."
Types of Awards
The Equity Incentive Plan permits the Administrator to grant:
Options.   Options granted under the Equity Incentive Plan may be either "incentive" stock options within the meaning of Section 422 of the Internal Revenue Code (the "Code") or "nonqualified" stock options that do not qualify for special tax treatment of Code Section 422.
Restricted Stock Awards and Restricted Stock Units.  The Equity Incentive Plan also permits awards of restricted stock and restricted stock units. Restricted stock units may be paid in cash or in shares of the Company's Common Stock, or any combination thereof, in the Administrator's discretion.
Performance Awards.  Performance share and performance unit awards may be granted under the Equity Incentive Plan. Performance share awards generally provide the Participant with the opportunity to receive shares of the Company's Common Stock and performance units generally provide recipients with the opportunity to receive cash awards, but only if certain performance criteria are achieved over specified performance periods.

Stock Appreciation Rights.    The Equity Incentive Plan permits awards of stock appreciation rights, which may be granted independent of or in tandem with a previously or contemporaneously granted stock option. Generally, upon the exercise of a stock appreciation right, the Participant will receive cash, shares of Common Stock, or some combination thereof, having a value equal to the excess of (i) the fair market value of a specified number of shares of the Company's Common Stock, over (ii) a specified exercise price.
Reserved Shares
The stock to be awarded or optioned under the Equity Incentive Plan consists of authorized but unissued shares of common stock. The maximum aggregate number of shares of common stock currently reserved and available for awards under the Equity Incentive Plan is 2,000,000 shares of Common Stock (on a post-Reverse Stock Split basis), provided, however, that all shares of stock reserved and available under the Equity Incentive Plan constitutes the maximum aggregate number of shares of stock that may be issued through incentive stock options. The following shares of Common Stock will not reduce the pool of authorized shares and will continue to be reserved and available for future awards granted pursuant to the Equity Incentive Plan: (i) all or any portion of any outstanding restricted stock award or restricted stock unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such award, and (ii) shares of Common Stock covered by an award to the extent the award is settled in cash; provided, however, that the full number of shares of Common Stock subject to a stock appreciation right will reduce the number of shares available for future awards under the Equity Incentive Plan, whether such stock appreciation right is settled in cash or shares of Common Stock.  Any shares of Common Stock withheld to satisfy tax withholding obligations on an award, shares of Common Stock withheld to pay the exercise price of an option, and shares of common stock subject to a broker-assisted cashless exercise of an option will reduce the number of shares available for future awards under the Equity Incentive Plan.
Annual Award Limits
Unless and until the Administrator determines that an award to a "covered employee" (as defined in Section 162(m) of the Code) is not intended to be performance-based compensation, the following limits (each, an "Annual Award Limit," and collectively, "Annual Award Limits") apply to grants of such awards under the Equity Incentive Plan:
•      Options and Stock Appreciation Rights. The maximum number of shares of Common Stock subject to Options granted and shares of Common Stock subject to Stock Appreciation Rights granted in any one calendar year to any one Participant is, in the aggregate, 500,000 shares, subject to adjustment for certain corporate events.
•      Restricted Stock Awards and Restricted Stock Units. The maximum grant with respect restricted stock awards and restricted stock units in any one calendar year to any one Participant is, in the aggregate, 500,000 shares, subject to adjustment for certain corporate events.
Amendments
The Board may from time to time, insofar as permitted by law, suspend or discontinue the Equity Incentive Plan or revise or amend it in any respect. However, except to the extent required by applicable law or regulation or except as provided under the Equity Incentive Plan itself, the Board may not, without shareholder approval, revise or amend the Equity Incentive Plan to (i) materially increase the number of shares subject to the Equity Incentive Plan, (ii) change the designation of participants, including the class of employees, eligible to receive awards, (iii) decrease the price at which options or stock appreciation rights may be granted, (iv) cancel, regrant, repurchase for cash, or replace options or stock appreciation rights that have an exercise price in excess of the fair market value of the common stock with other awards, or amend the terms of outstanding options or stock appreciation rights to reduce their exercise price, (v) materially increase the benefits accruing to participants under the Equity Incentive Plan, or (vi) make any modification that will cause incentive stock options to fail to meet the requirements of Section 422 of the Internal Revenue Code.
Term
The Administrator may grant awards under the Equity Incentive Plan from time to time until the Administrator discontinues or terminates the Equity Incentive Plan; provided, however, that in no event may incentive stock options be granted pursuant to the Equity Incentive Plan after the earlier of (i) the date the Administrator discontinues or terminates the Equity Incentive Plan, or (ii) the close of business on the day immediately preceding the tenth anniversary of the effective date of the Equity Incentive Plan.

Change of Control
Unless otherwise provided in the terms of an award, upon a change of control of the Company, as defined in the Equity Incentive Plan, the Administrator may provide for one or more of the following: (i) the acceleration of the exercisability, vesting, or lapse of the risks of forfeiture of any or all awards (or portions thereof), (ii) the complete termination of the Equity Incentive Plan and the cancellation of any or all awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable in each case as of the effective date of the change of control, (iii) that the entity succeeding the Company by reason of such change of control, or the parent of such entity, shall assume or continue any or all awards (or portions thereof) outstanding immediately prior to the change of control or substitute for any or all such awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations, or (iv) that participants holding outstanding awards will become entitled to receive, with respect to each share of common stock subject to such award (whether vested or unvested, as determined by the Administrator pursuant to the Equity Incentive Plan) as of the effective date of any such change of control, cash in amount equal to (1) for participants holding options, the excess of the fair market value of such common stock on the date immediately preceding the effective date of such change of control over the exercise price per share of options, or (2) for participants holding awards other than options, the fair market value of such common stock on the date immediately preceding the effective date of such change of control. The Administrator need not take the same action with respect to all awards (or portions thereof) or with respect to all participants.
The foregoing summary of the material terms of the Equity Incentive Plan does not purport to be complete and is qualified in its entirety by reference to the text of the Equity Incentive Plan , which is attached to this Proxy Statement as Exhibit B.
New Plan Benefits
The Company does not have any obligations to issue awards under the Equity Incentive Plan that are currently determinable.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL 2 TO ADOPT THE EQUITY INCENTIVE PLAN, WHICH IS ATTACHED TO THIS PROXY STATEMENT AS APPENDIX B.
EXECUTIVE COMPENSATION
Executive Compensation

The following table sets forth information concerning all cash and non-cash compensation awarded to, earned by, or paid to the Company's officers during the last two completed fiscal years.

Name and Position	Year Ended & Period Ended	Fees Earned ($)	Bonus ($)	Stock Awards(1) ($)	Total ($)

Richard Resnick, Director and Acting CEO(2)	2015 2014	300,000(4) 225,000(7)	-(5) -	-(6) -	300,000 225,000

Jay Elliot, Former Chairman and Former CEO(3)	2015 2014	38,013 80,100(8)	- -	- -	38,013 80,100

(1)
Represents the aggregate grant date fair value for stock awards, calculated in accordance with FASB ASC Topic 718, Compensation—Stock Compensation. Refer to the notes in our audited financial statements for the years ended December 31, 2015 and 2014 for a discussion of the assumptions used in valuing the awards.

(2)	Mr. Resnick was appointed as the acting Chief Executive Officer on January 27, 2015. Mr. Resnick was appointed as a member of the Company's Board of Directors on July 30, 2015.

(3)	On July 30, 2015, Jay Elliot resigned from all of his positions with the Company.
(4)	During the year ended December 31, 2015, $300,000 of Mr. Resnick's salary was deferred.
(5)
On June 30, 2015, Mr. Resnick was granted 8,513,078 warrants to purchase shares of Common Stock with a five year term, immediate vesting and a $0.20 exercise price as a bonus for professional services rendered. Utilizing an option pricing model, the warrants had a grant date fair value of $0.

(6)
On October 8, 2015, Mr. Resnick was granted 500,000 shares of restricted Common Stock for board services vesting as follows: 1/3 of the shares vest immediately; 1/3 of the shares vest upon the closing of the Merger; and 1/3 of the shares vest upon the first anniversary of the closing date of the Merger. The shares had a grant date fair value of $0.

(7)	During the year ended December 31, 2014, $180,000 of Mr. Resnick's salary was deferred.
(8)	During the year ended December 31, 2014, $39,000 of Mr. Elliot's salary was deferred.

Mr. Resnick's compensation is governed by his services agreement with the Company, pursuant to which he is entitled to receive $25,000 per month in bi-monthly installments.  Due to lack of available funds, all compensation to which Mr. Resnick is entitled for his 2015 employment has been deferred. Total aggregate compensation unpaid and owed to Mr. Resnick as of December 31, 2015 is $416,500.  Additional compensation for Mr. Resnick was made in the form of warrants and restricted common stock.
Compensation of Directors
The following table summarizes the compensation awarded during the fiscal year ended December 31, 2015 to our directors.

Name	Fees earned or paid in cash ($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

James L. Mandel (1)	-	- (4)	-	-	-	-	-
Richard Resnick (2)	-	- (5)	-	-	-	-	-
Jay Elliot (3)	77,013	-	-	-	-	-	77,013

(1)	Mr. Mandel was appointed as a member of the Board on July 30, 2015.
(2)	Mr. Resnick was appointed as a member of the Board on July 30, 2015.
(3)	Mr. Elliot resigned as a member of the Board and from all of his other positions with the Company on July 30, 2015.
(4)
On October 8, 2015, Mr. Mandel was granted 250,000 shares of restricted Common Stock for board services vesting as follows: 1/3 of the shares vest immediately; 1/3 of the shares vest upon the closing of the Merger; and 1/3 of the shares vest upon the first anniversary of the closing date of the Merger. The shares had a grant date fair value of $0.

(5)
On October 8, 2015, Mr. Resnick was granted 500,000 shares of restricted Common Stock for board services vesting as follows: 1/3 of the shares vest immediately; 1/3 of the shares vest upon the closing of the Merger; and 1/3 of the shares vest upon the first anniversary of the closing date of the Merger. The shares had a grant date fair value of $0.

Jay Elliot served as director and Chairman of the Company's Board of Directors until he resigned from all positions with the Company on July 30, 2015.  Upon his resignation, Richard Resnick and James L. Mandel were appointed as directors.  The Company paid Mr. Elliot $77,013 in director compensation from January 1, 2015 through the date of his resignation. For the balance of 2015, Nuvel elected to compensate its directors for Board service through grants of restricted common stock due in part to the lack of available funds to support cash compensation.  In addition, the Board believes that compensation in the form of restricted stock that vests in part upon the Merger appropriately incentivizes directors to focus on completing this strategic Company objective.

Employment Agreement and Benefits
Employment Agreements
OrangeHook entered into employment agreements with each of its executive officers, which have the durations below. These employment agreements were assumed by the Company upon the closing of the Merger.
Name & Title	Term of Agreement

James L. Mandel President and Chief Executive Officer	July 1, 2015 – December 31, 2018

David Carlson Chief Financial Officer	February 2, 2015 – February 1, 2018

Jeffrey Hattara Chief Strategy Officer	July 1, 2015 – June 30, 2018

Robert Riess Chief Operations and Chief Marketing Officer	April 23, 2015 – April 22, 2018

David Batchelor Chief Relations Officer and CEO/CRO of LifeMed ID	March 15, 2016 – March 14, 2022

Colleen Davenport General Counsel and Secretary	October 21 , 2016 – October 21 , 2017

Richard Resnick Executive Vice President of Operations	From the closing date of the Merger to the third anniversary of such date.

Potential Payments Upon Termination or Change in Control
To promote its goal of attracting and retaining highly-qualified executive officers, the Company has included severance and change-in-control arrangements in its employment agreements with each executive officer. The employment agreements provide that, upon termination of the executive's employment for any reason, the applicable executive would receive a one-time cash payment in an amount equal to all accrued but unpaid base salary, bonuses, medical insurance premiums, and other benefits or perquisites.
In addition, if Mr. Mandel's employment is terminated by the Company without "cause" or by Mr. Mandel for "good reason" (as such terms are defined in the employment agreement), Mr. Mandel would receive a one-time cash severance payment in an amount equal to all base salary, medical insurance premiums, and all other benefits and perquisites he would have received through the remainder of the term of his employment agreement.
For Messrs. Carlson, Hattara and Riess, if the applicable executive's employment is terminated for any reason other than "cause" or "disability" (as such terms are defined in the employment agreement), the applicable executive would continue to receive his base salary and payment for any benefits and perquisites through the remainder of the term of his employment agreement.
If Mr. Batchelor's employment is terminated by Company without "cause," by Mr. Batchelor for "good reason," or if he is terminated following a "change in control" (as such terms are defined in the employment agreement) of the Company or LifeMed ID, Inc., a wholly owned subsidiary of the Company ("LifeMed ID"), Mr. Batchelor would receive a one-time cash severance payment in an amount equal to all base salary, medical insurance premiums, and all other benefits and perquisites he would have received through the remainder of the term of his employment agreement.

If Mr. Mandel's employment is terminated by the Company without cause or by Mr. Mandel for good reason, all unvested stock options then held by Mr. Mandel would accelerate and vest and become immediately exercisable.
The employment agreements with Messrs. Carlson, Hattara and Riess provide that, if the applicable executive officer's employment is terminated for any reason, all stock and stock options awards that have vested prior to the date of termination may be retained by the applicable executive, unless otherwise provided in the agreement underlying the award.
If Mr. Batchelor's employment is terminated by the Company or LifeMed ID without cause or by Mr. Batchelor for good reason, or if Mr. Batchelor is terminated at any time following a change in control of the Company or LifeMed ID, all unvested stock options, shares of restricted stock and other equity awards then held by Mr. Batchelor would accelerate and vest and become immediately exercisable.
Mr. Batchelor's employment agreement further provides that, in the event of a change in control of LifeMed ID, the Company would be required to pay to Mr. Batchelor a one-time cash payment in the amount of $3,000,000 and a one-time cash payment in an amount equal to the difference between (i) the product of (a) a percentage ranging from 25% to 40%, depending on the time of the change in control, multiplied by (b) the amount by which the total consideration paid by the acquirer of LifeMed ID exceeds $31,000,000, minus (ii) $3,000,000.
Pension Benefits
No named executive officers received or held pension benefits during the fiscal year ended December 31, 2015.
Nonqualified Deferred Compensation
No nonqualified deferred compensation was offered or issued to any named executive officer during the fiscal year ended December 31, 2015.
Grants of Plan-Based Awards in Fiscal Year 2015
For the year ended December 31, 2015, we have not granted any plan-based awards to our named executive officers.
Outstanding Equity Awards at Fiscal Year-End
The following table summarizes the outstanding equity awards to our named executive officers as of December 31, 2015:

	Option awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Equity incentive plan awards: Number of securities underlying unexercised unearned options (#)	Option exercise price ($)	Option expiration date	Number of shares or units of stock that have not vested (#)	Market value of shares or units of stock that have not vested ($)(1)

Richard Resnick	8,513,078 (2)	-	-	0.20	6/30/2020	333,334	7,333

(1)	Market value is calculated based on the closing price of our common stock as reported on the OTC Markets on December 31, 2015, which was $0.22 per share.
(2)
On June 30, 2015, the Company issued warrants to purchase 8,513,078 shares of common stock with a five year term and a $0.20 exercise price as a bonus for professional services rendered by Richard Resnick, the Company's Acting Chief Executive Officer.

Other than the foregoing, no unexercised options or warrants were held by any of our named executive officers as of December 31, 2015. No equity awards were made during the fiscal year ended December 31, 2015.
Option Exercises and Stock Vested in Fiscal Year 2015
On October 8, 2015, the Company's Board of Directors approved the issuance of 250,000 and 500,000 shares of its common stock to two of its directors, James Mandel and Richard Resnick, respectively (the "Shares").  Pursuant to the vesting schedule in the written unanimous board consent approving the issuance of the Shares, the Shares shall vest for each director, respectively as follows: 1/3 of the Shares vested upon execution of the board consent approving the issuance of the Shares; the second 1/3 of the Shares shall vest upon the closing of the Merger; and the remaining 1/3 of the Shares shall vest upon the first anniversary of the closing date of the Merger.  With respect to Shares that vest after the completion of the Transaction, the directors shall receive instead of the Shares, such shares or other securities and property (including cash) to which they would have been entitled in the Merger with respect to such Shares, if the Shares had vested prior to the Merger.
For the year ended December 31, 2015, our executive officers have not been granted any options, nor did any unvested stock granted to executive officers vest other than as set forth above.  As of the date hereof, our executive officers do not have any stock options or unvested shares of stock of the Company other than as set forth above.
Equity Incentive Plan
See the description of the Equity Incentive Plan in the discussion of Proposal 2 above.
Compensation Committee Interlocks and Insider Participation
During the fiscal year ended December 31, 2015, we did not have a standing compensation committee. Our Board of Directors was responsible for the functions that would otherwise be handled by the compensation committee. All directors participated in deliberations concerning executive officer compensation, including directors who were also executive officers.
OTHER MATTERS
VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF
The tables below present information regarding the beneficial ownership of the Company's Voting Stock as of December 5, 2016, the record date for the Special Meeting, (prior to the Reverse Stock Split or any conversions of preferred stock described in this Proxy Statement), by (i) each person who is known by the Company to beneficially own more than 5% of the outstanding shares of any class of the Company's voting securities; (ii) each director and named executive officer of the Company; and (iii) all current executive officers and directors as a group.

The beneficial ownership of Voting Stock is based on 48,647,979 shares of Common Stock, 20,000 shares of Series B Convertible Preferred Stock, 371,052 shares of Series C Convertible Preferred Stock, and 1,767,358 shares of Series D Convertible Preferred Stock, 296,421 shares of Series OH-1 Convertible Preferred Stock, and 9,943 shares of Series OH-2 Convertible Preferred Stock.

Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares and the business address of each person is c/o OrangeHook, Inc., 319 Barry Avenue, Suite 300, Wayzata, Minnesota 55391.

Common Stock
Beneficial Owners	Amount and Nature of Beneficial Ownership	Percent of Class
Name and Address of Beneficial Owner
Alpha Capital Anstalt Lettstrasse 32 9490 Vaduz Principality of Liechtenstein	9,759,242 (1)	17.5%
Alan Donenfeld General Partner of Paragon Capital LP 110 E. 59th St. 22nd Fl. New York, NY 10022	7,909,978 (2)	15.7%
Sandor Capital Master Fund 2828 Routh Street, Suite 500 Dallas, TX 75201	6,709,580	13.8%
Paragon Capital LP 110 E. 59th St. 22nd Fl. New York, NY 10022	6,294,340 (3)	12.5%
David W Raisbeck 26640 Edgewood Rd. Shorewood, ME 55331	3,645,320	7.5%
Gregory Osborn 202 Mountain Ave Ridgewood NJ 07450	3,017,405 (4)	6.0%
Named Executive Officers and Directors
Richard Resnick	9,013,078 (5)	18.5%
James Mandel	250,000	*
David Carlson	--	--
Jeffrey Hattara	--	--
David Batchelor	--	--
Donald Miller	--	--
Whitney Peyton	--	--
Salvatore Fazzolari	--	--
Jonathan Dodge	--	--
All Directors and Executive Officers as a Group (12 persons)	9,263,078	19.0%
* less than 1%

(1)   Includes (i) 925,926 shares of Common Stock, (ii) an aggregate of 1,939,301 shares of Common Stock issuable upon the exercise of the warrants held by such holder, (iii) 5,194,632 shares of Common Stock upon the conversion of notes held by Alpha Capital Anstalt, and (iv) 1,699,383 shares of Common Stock issuable upon the conversion of Series D Preferred Stock.  Konrad Ackerman is the director of Alpha Capital Anstalt ("Alpha"), and in such capacity, has voting and dispositive power over the securities held by Alpha.  The shares issuable upon the conversion of notes and the shares of Series D Preferred Stock held by Alpha contain "blocker" provisions that limits Alpha's and certain related parties' ability to convert such notes and Series D Preferred Stock to the extent that either conversion would cause Alpha's beneficial ownership in the Company to exceed 4.99% of the outstanding shares of Common Stock. The calculation of beneficial ownership of Alpha does not take into account the effect of such "blocker" provisions.
(2)   Includes (i) 1,615,638 shares of Common Stock held directly by Mr. Donenfeld, (ii) 4,550,340 shares of Common Stock held by Paragon Capital, LP, (iii) and an aggregate of 1,744,000 shares of Common Stock issuable upon the exercise of the warrants held by Paragon Capital LP.  Mr. Donenfeld is the General Partner of Paragon Capital, LP, and in such capacity, has voting and dispositive power over the securities held by Paragon Capital, LP.

(3)   Includes (i) 4,550,340 shares of Common Stock and (ii) an aggregate of 1,744,000 shares of Common Stock issuable upon the exercise of the warrants held by such holder.  Alan Donenfeld is the General Partner of Paragon Capital, LP, and in such capacity, has voting and dispositive power over the securities held by Paragon Capital, LP.

(4)   Includes (i) 1,161,012 shares of Common Stock, (ii) an aggregate of 698,996 shares of Common Stock issuable upon the exercise of the warrants held by such holder, and (iii) 1,157,397 shares of Common Stock upon the conversion of notes held by Gregory Osborn.  Mr. Osborne disclaims beneficial ownership over any securities held by his wife, Elizabeth Luongo.

(5)   Includes (i) 500,000 shares of Common Stock and (ii) an aggregate of 8,513,078 shares of Common Stock issuable upon the exercise of warrants held by such holder.
Series B Preferred Stock
Beneficial Owners	Amount and Nature of Beneficial Ownership	Percent of Class
Name of and Address of Beneficial Owner
Phoenix-95 Investments, LLC 37428 Rancho Manana Cave Creek, AZ 85331	20,000	100.0%
Named Executive Officers and Directors	--	--
James Mandel
David Carlson	--	--
Jeffrey Hattara	--	--
David Batchelor	--	--
Richard Resnick	--	--
Donald Miller	--	--
Whitney Peyton	--	--
Salvatore Fazzolari	--	--
Jonathan Dodge	--	--
All Directors and Executive Officers as a Group (12 persons)	--	--

Series C Preferred Stock
Beneficial Owners(1)	Amount and Nature of Beneficial Ownership	Percent of Class
Name of and Address of Beneficial Owner
Leon Frenkel 1600 Flat Rock Road Penn Valley, PA 19072	32,716	8.8%
Paragon Capital LP 110 E. 59th St. 22nd Fl. New York, NY 10022	227,517	61.3%
The Really Cool Group 1 Hastings Rd St. Helier, JE14HE Channel Islands	72,377	19.5%
Timothy Lane 322 Harbour Dr. Apt 204 D Naples, FL 34103	38,442	10.4%
Named Executive Officers and Directors
James Mandel	--	--
David Carlson	--	--
Jeffrey Hattara	--	--
David Batchelor	--	--
Richard Resnick	--	--
Donald Miller	--	--
Whitney Peyton	--	--
Salvatore Fazzolari	--	--
Jonathan Dodge	--	--
All Directors and Executive Officers as a Group (12 persons)	--	--

Series D Preferred Stock
Beneficial Owners	Amount and Nature of Beneficial Ownership	Percent of Class
Name of and Address of Beneficial Owner
Alpha Capital Anstalt Aulestrasse 60, LI-9490 Vaduz Liechtenstein	1,699,383 (1)	96.15%
Named Executive Officers and Directors
James Mandel	--	--
David Carlson	--	--
Jeffrey Hattara	--	--
David Batchelor	--	--
Richard Resnick	--	--
Donald Miller	--	--
Whitney Peyton	--	--
Salvatore Fazzolari	--	--
Jonathan Dodge	--	--
All Directors and Executive Officers as a Group (12 persons)	--	--

(1)
Shares of Series D Preferred Stock are convertible on a one-to-one basis into shares of Common Stock at the election of the holder. Alpha Capital Anstalt ("Alpha") has entered into a Note Conversion Agreement with Nuvel pursuant to which Alpha has agreed to convert all of its Series D Preferred Stock and certain convertible notes into a total of 222,857 shares of post-Reverse Stock Split Nuvel Common Stock upon consummation of the Reverse Stock Split.  The shares issuable upon the conversion of Series D Preferred Stock held by Alpha (including pursuant to the Note Conversion Agreement) contain "blocker" provisions that limit Alpha's and certain related parties' ability to convert Series D Preferred Stock to the extent that either conversion would cause Alpha Capital Anstalt's beneficial ownership in the Company to exceed 4.99% of the Company's outstanding shares of common stock. The calculation of beneficial ownership of Alpha does not take into account the effect of such "blocker" provisions.  Konrad Ackerman is the director of Alpha, and in such capacity, has voting and dispositive power over the securities held by Alpha.

Series OH-1 Preferred
Beneficial Owners	Amount and Nature of Beneficial Ownership	Percent of Class
Name of and Address of Beneficial Owner
David L. Kessenich & Colleen B. Kessenich 240 Jersey Street Denver, CO 80220	44,971.02(1)	14.8%
Green Planet LLC 3000 St. Albans Mill Road, #209 Minnetonka, MN 55305	19,007.55(2)	6.5%

Named Executive Officers and Directors
James Mandel	48,151.87(3)	16.4%
David Carlson	8,097.66(4)	2.8%
Jeffrey Hattara	34,431.35(5)	11.8%
David Batchelor	42,473.28(6)	14.0%
Richard Resnick	61.81(7)	1.5%
Donald Miller	25,316.95(8)	8.2%
Whitney Peyton	46,719.21(9)	15.4%
Salvatore Fazzolari	9,770.22(10)	3.3%
Jonathan Dodge	4,691.74	1.6%
All Directors and Executive Officers as a Group (12 persons)	231,571.94	77.5%
* Less than 1%

(1)   Includes (i) 7,014.15 shares issuable upon the exercise of warrants held by Colleen B. Kessenich, TTEE for the Kessenich GST Trust, and (ii) 16,804.26 shares issuable upon the exercise of warrants held by David L. Kessenich, TTEE for the David L. Kessenich Trust dated 5/2/2005.
(2)   Includes 436.10 shares issuable upon the exercise of warrants. Murray R. Klane is the sole officer and director of Green Planet LLC and has sole voting and dispositive power over the shares.
(3)   Includes 1,234.49 shares issuable upon the exercise of warrants.
(4)   Includes 502.86 shares issuable upon the exercise of warrants and 383.17 shares issuable up on conversion of principal and interest on an outstanding convertible promissory note, and 383.17 shares issuable pursuant to warrants issuable upon payoff of the convertible promissory note.
(5)   Includes 167.73 shares issuable upon the exercise of warrants held by Elizabeth Hattara and Jeffrey Hattara as joint tenants. Also includes options to purchase up to 167.54 shares held by Mr. Hattara and 14,073.34 shares held by MetaConn Corporation. Mr. Hattara is the sole officer and director of MetaConn Corporation and has sole voting and dispositive power over the shares.
(6)   Includes options to purchase up to 10,716.54 shares.
(7)   Includes 50.32 shares issuable upon the exercise of warrants.
(8)   Includes 7,518.42 shares issuable upon the exercise of warrants, and 3,249.12 shares issuable up on conversion of principal and interest in outstanding convertible promissory notes and 3,249.12 shares issuable pursuant to warrants issuable upon payoff of one of those convertible promissory notes. Also includes 6.57 shares and 2,379.42 shares issuable upon the exercise of warrants held by Mr. Miller's live-in girlfriend, for which he disclaims beneficial ownership.

(9)   Includes options to purchase up to 7,037.61 shares, 3,403.20 shares issuable upon the exercise of warrants, and 792.20 shares issuable up on conversion of principal and interest in outstanding convertible promissory notes and 792.20 shares issuable pursuant to warrants issuable upon payoff of one of those convertible promissory notes. Also includes 8,601.50 shares held by Whitney Peyton and Nancy Peyton as joint tenants with right of survivorship. Also includes 11,275.47 shares held by TruSec ID, Inc. of which Mr. Whitney Peyton is the sole director.  Mr. Peyton disclaims beneficial ownership of the shares held by TruSec ID except to the extent of his pecuniary interest therein.
(10) Includes 2,329.45 shares issuable upon the exercise of warrants and 1,341.09 shares issuable up on conversion of principal and interest on an outstanding convertible promissory note and 1,341.09 shares issuable pursuant to warrants issuable upon payoff of the convertible promissory note held by Salvatore Fazzolari and Karen Fazzolari as joint tenants with right of survivorship.

Series OH-2 Convertible Preferred Stock
Beneficial Owners	Amount and Nature of Beneficial Ownership(1)	Percent of Class
Name of and Address of Beneficial Owner
David L. Kessenich & Colleen B. Kessenich 240 Jersey Street Denver, CO 80220	2,000	20.1%
Banque Heritage Route de Chêne 61 Case Postale 6600 1211 Geneva 6, Switzerland	2,000	20.1%
Named Executive Officers and Directors
James Mandel	368	3.7%
David Carlson	50	*
Jeffrey Hattara	50	*
David Batchelor	--	--
Richard Resnick	15	*
Donald Miller	1,482	14.9%
Whitney Peyton	500	5.0%
Salvatore Fazzolari	100	1.0%
Jonathan Dodge	--	--
All Directors and Executive Officers as a Group (12 persons)	2,695	27.1%

*  Less than 1%
(1)   Each share of Series OH-2 Preferred Stock is convertible into 143 shares of Nuvel Common Stock at any time at the election of the holder thereof. Holders of Series OH-2 Preferred Stock generally are not entitled to vote on any matters submitted to a vote of shareholders, except that each share of Series OH-2 Preferred Stock is entitled to (i) 55,555 votes in all elections of directors prior to completion of the Reverse Stock Split and (i) 143 votes in all elections of directors after completion of the Reverse Stock Split.  The Series OH-2 Preferred Stock is not entitled to vote on any matters presented at the Special Meeting.

NO DISSENTERS RIGHTS OF APPRAISAL

Under the FBCA, shareholders are not entitled to dissenters' rights of appraisal with respect to the adoption of the Amended Articles or the implementation of the Reverse Stock Split or other changes provided for therein.
PROPOSALS BY SECURITY HOLDERS
No security holder has requested us to include any additional proposals in this Proxy Statement.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON
No person who has served as an officer or director of the Company since the beginning of our last fiscal year has any substantial interest in the matters to be acted upon at the Special Meeting, other than (i) an interest in Awards that may be granted to our officers and directors under the Equity Incentive Plan, as described with respect to Proposal 2 above, (ii) as a result of his or her role as an officer or director of the Company, or (iii) in his role as a shareholder in proportion to his percentage shareholding. No director has informed us that he intends to oppose the adoption of the Amended Articles or the Reverse Stock Split or other matters provided for therein.
ADDITIONAL INFORMATION
We file reports with the Securities and Exchange Commission (the "SEC"). These reports include annual and quarterly reports, as well as other information the Corporation is required to file pursuant to the Securities Exchange Act of 1934. You may read and copy materials we file with the SEC at the SEC's Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.
DELIVERY OF DOCUMENTS TO SECURITY HOLDERS SHARING AN ADDRESS
Only one Proxy Statement is being delivered to multiple security holders sharing an address unless we received contrary instructions from one or more of the security holders. We shall deliver promptly, upon written or oral request, a separate copy of the Proxy Statement to a security holder at a shared address to which a single copy of the document was delivered. A security holder can notify us that the security holder wishes to receive a separate copy of the Proxy Statement by sending a written request to us at 319 Barry Avenue South, Suite 300, Wayzata, Minnesota 55391, or by calling us at (442) 500-4665. A security holder may utilize the same address and telephone number to request either separate copies or a single copy for a single address for all future proxy statements and proxy statements, if any, and annual reports of the Company.
COST OF SOLICITATION
We will bear the cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this Proxy Statement. The Company will solicit primarily through the mail, and its officers, directors and employees may solicit by personal interview, telephone, facsimile or e-mail proxies. These people will not receive additional compensation for such solicitations, but the Company may reimburse them for their reasonable out-of-pocket expenses.
Holders of Common Stock are requested to vote as soon as possible by completing, signing and dating the accompanying proxy card and promptly returning it in the enclosed addressed, postage-paid envelope.
BY ORDER OF THE BOARD OF DIRECTORS

/s/ James L. Mandel
James L. Mandel
Director
December 15, 2016

NUVEL HOLDINGS, INC.
319 Barry Avenue South
Wayzata, MN 55391

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

1 OF 2

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

CONTROL # → 0000000000000000

NAME	SHARES
THE COMPANY NAME INC. - COMMON	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS A	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS B	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS C	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS D	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS E	123,456,789,012.12345
THE COMPANY NAME INC. - CLASS F	123,456,789,012.12345
THE COMPANY NAME INC. - 401 K	123,456,789,012.12345

PAGE 1 OF 2

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

02 0000000000

The Board of Directors recommends you vote FOR proposals 1, 2 and 3.

		For	Against	Abstain
1	To approve an amendment to the Company's Articles of Incorporation.	☐	☐	☐
2	To approve the Company's 2018 Equity Incentive Plan.	☐	☐	☐
3	To approve the grant of discretionary authority to the persons named as proxies to adjourn the Special Meeting.	☐	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

	Yes	No
Please indicate if you plan to attend this meeting	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Investor Address Line 1
Investor Address Line 2
Investor Address Line 3
Investor Address Line 4
Investor Address Line 5
John Sample
1234 ANYWHERE STREET
ANY CITY, ON A1A 1A1

Signature [PLEASE SIGN WITHIN BOX] Date

JOB #

Signature (Joint Owners) Date

SHARES
CUSIP #
SEQUENCE #

0000384060_1 R1.0.1.1

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice & Proxy Statement is/are available at www.proxyvote.com

NUVEL HOLDINGS, INC.
Annual Meeting of Shareholders
December 27, 2016 9:00 AM
This proxy is solicited by the Board of Directors

The shareholder(s) hereby appoint(s) Colleen Davenport and David Carlson, or either of them, as proxies, each with the power to appoint (his/her) substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of (Common/Preferred) stock of NUVEL HOLDINGS, INC. that the shareholder(s) is/are entitled to vote at the Special Meeting of shareholder(s) to be held at 09:00 AM, Central Time on December 27, 2016 at 319 Barry Avenue South, Suite 300, Wayzata, Minnesota, 55391 and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

0000304060_2 R1.0.1.1

Continued and to be signed on reverse side

Appendix A

SECOND AMENDED AND RESTATED

ARTICLES OF INCORPORATION

OF

~~GYAN PATHWAY CORP~~ORANGEHOOK, INC.
Pursuant to ~~Section 607.1006~~Sections Chapter 607.1003 and 607.1007 of the Florida Business Corporation Act, OrangeHook, Inc. hereby files ~~its~~these Second Amended and Restated Articles of Incorporation.
FIRST: The ~~Company amends the following~~ Corporation's Articles of Incorporation ~~to state~~, are amended and restated as follows:
ARTICLE 1
NAME

The name of the Corporation is ~~HARMONY METALS~~ OrangeHook, Inc.
ARTICLE 2
PURPOSE
The purpose or purposes of the Corporation shall be to engage in any lawful act or activity for which corporations may be organized under the Florida Business Corporation Act.
ARTICLE 3
CAPITAL STOCK
Section 1.  ~~The Corporation shall be~~ Authorized ~~to issue 115,000,000~~Shares.  The aggregate number of shares of capital stock the Corporation has authority to issue is 115,000,000 shares, of which 100,000,000 shares ~~shall be~~will be designated Common Stock, with a par value of $~~.001~~0.001 per share (the "Common Stock"), 7,150,000 shares will be designated Series A Preferred Stock, with a par value of $0.01 per share (the "Series A Preferred Stock") ~~and 15,000,000 shares shall be~~2,000,000 shares will be designated Series B Convertible Preferred Stock, with a par value of $~~.001 per share~~0.001 (the "Series B Convertible Preferred Stock")~~.~~
, 2,000,000 shares will be designated Series C Convertible Preferred Stock, with a par value of $0.001 (the "Series C Convertible Preferred Stock"), 2,000,000 shares will be designated Series D ~~Section 2. The Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the "Board of Directors") is hereby authorized to provide for the issuance of shares of Preferred Stock in series and to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, privileges, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:~~
~~(a)           the designation of the series, which may be by distinguishing number, letter or title;~~

~~(b)           the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the designation of such series) increase or decrease (but not below the number of shares of such series then outstanding);~~
~~(c)           whether dividends, if any, shall be cumulative or noncumulative, and, in the case of shares of any series having cumulative dividend rights, the date or dates; or method of determining the date or dates, from which dividends on the shares of such series shall be cumulative;~~
~~(d)           whether the shares of such series shall participate or not participate in the dividends, if any, payable on any other class or series;~~

~~(e)           the rate of any dividends (or method of determining such dividends) payable to the holders of the shares of such series, any conditions upon which such dividends shall be paid and the date or dates or the method for determining the date or dates upon which such dividends shall be payable;~~
~~(f)           the price or prices (or method of determining such price or prices) at which, the form of payment of such price or prices (which may be cash, property or rights, including securities of the same or another corporation or other entity) for which, the period or periods within which and the terms and conditions upon which the shares of such series may be redeemed or purchased, in whole or in part, at the option of the Corporation or at the option of the holder or holders thereof or upon the happening of a specified event or events, if any;~~
~~(g)           the obligation, if any, of the Corporation to purchase or redeem shares of such series pursuant to a sinking fund or otherwise and the price or prices at which, the form of payment of such price or prices (which may be cash, property or rights, including securities of the same or another corporation or other entity) for which, the period or periods within which and the terms and conditions upon which the shares of such series shall be redeemed or purchased, in whole or in part, pursuant to such obligation;~~
~~(h)           the amount payable out of the assets of the Corporation to the holders of shares of the series in the event of any voluntary or involuntary liquidation, dissolution, reorganization or winding up of the affairs of the Corporation;~~
~~(i)           provisions, if any, for the conversion or exchange of the shares of such series, at any time or times at the option of the holder or holders thereof or at the option of the Corporation or upon the happening of a specified event or events, into shares of any other class or classes or any other series of the same or any other class or classes of stock, or any other security, of the Corporation, or any other corporation or other entity, and the price or prices or rate or rates of conversion or exchange and any adjustments applicable thereto, and all other terms and conditions upon which such conversion or exchange may be made;~~

~~(j)            restrictions on the issuance of shares of the same series or of any other class or series, if any; and~~
~~(k)           the voting rights, if any, of the holders of shares of the series.~~
~~Section 3.     Series A~~ Convertible Preferred Stock~~.  Series A Convertible Preferred Stock is hereby created out of the authorized but unissued shares of the authorized Preferred Stock of the Corporation, such series to be designated "Series A~~, with a par value of $0.001 (the "Series D Convertible Preferred Stock" ~~and having the voting, dividend, conversion, priorities, preferences and relative and other rights and qualifications, limitations and restrictions set~~
~~forth as follows:~~

~~(a~~)            ~~Designation and Amount.  500,000 shares of the Corporation's authorized but undesignated preferred stock shall~~, 1,000,000 shares will be designated ~~as~~ Series ~~A~~OH-1 Convertible Preferred Stock, with a par value of $0.001 (the "Series ~~A~~OH-1 Convertible Preferred Stock")~~.  The~~, 11,000 shares will be Series ~~A~~OH-2 Convertible Preferred Stock ~~shall have a stated~~, with a par value of $~~10.00~~0.001 per share~~.~~ (the "Series OH-2 Convertible Preferred Stock"), and 839,000 shares will be Undesignated Stock. The Board of Directors of the Corporation is authorized to establish, from the shares of Undesignated Stock, by resolution adopted and filed in the manner provided by law, one or more classes or series of shares, to designate each such class or series, and to fix the relative rights and preferences of each such class or series. Unless otherwise specifically so designated upon issuance, all shares of capital stock issued by the Corporation shall be Common Stock.
Section 2. Common Stock.  The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the holders of the Preferred Stock set forth herein.  The holders of the Common Stock are entitled to one vote for each share of Common Stock held at all meetings of shareholders (and all written actions in lieu of meetings).
At 11:59 p.m. on the date these Second Amended and Restated Articles of Incorporation are filed with the Secretary of State of the Florida Division of Corporations (the "Effective Time"), each 1,200,000 shares of Common Stock issued and outstanding immediately prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, subject to the treatment of fractional share interests as described below (the "Reverse Stock Split").  No fractional shares will be issued in connection with the Reverse Stock Split.  Rather, fractional share interests will be rounded up to a whole share, such that any holders of Common Stock who would otherwise have been entitled to a fractional share will be entitled to the next larger number of whole shares. At the Effective Time, there will be no change in the number of authorized shares that the Corporation shall have the authority to issue.
Each certificate and book entry that immediately prior to the Effective Time represented shares of Common Stock (an "Old Certificate"), shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the rounding of fractional share interests as described above.  Shareholders holding Common Stock certificates at the Effective Time will be entitled to receive certificates representing post-Reverse Stock Split shares of Common Stock upon the submission of a letter of transmittal to the Corporation's Transfer Agent and surrender of the stockholder's Old Certificates(s) or compliance with the instruction for lost certificates contained in the transmittal letter.
Section 3.  Series A Preferred Stock.  The Series A Preferred Stock will have the rights and preferences set for in the Certificate of Designation filed with the Secretary of State of the Florida Division of Corporations on August 10, 2012.
Section 4.  Series B Preferred Stock. The Series B Preferred Stock will have the rights and preferences set forth in the Certificate of Designation filed with the Secretary of State of the Florida Division of Corporations on May 19, 2014.

Section 5.  Series C Preferred Stock. The Series C Preferred Stock will have the rights and preferences set forth in the Certificate of Designation filed with the Secretary of State of the Florida Division of Corporations on May 22, 2014
~~(b)            Rank.  The Series A Convertible Preferred Stock shall rank:  (i) junior to any other class or series of capital stock of the Corporation hereafter created specifically ranking by its terms senior to the Series A Convertible Preferred Stock (collectively, the "Senior Securities"); (ii) prior to all of the Corporation's Common Stock ("Common Stock"); (iii) prior to any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms junior to any Series A Convertible Preferred Stock (collectively, with the Common Stock, "Junior Securities"); and (iv) on parity with any class or series of capital stock of the Corporation hereafter created specifically ranking by its terms on parity with the Series A Convertible Preferred Stock ("Parity Securities") in each case as to distributions of assets upon liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary (all such distributions being referred to collectively as "Distributions").~~
Section 6. Series D Preferred Stock.  The Series D Preferred Stock will have the rights and preferences set forth in the Certificate of Designation filed with the Secretary of State of the Florida Division of Corporations on May 2, 2014

~~(c)            Dividends.  In the event any dividend or other distribution payable in cash or other property (other than shares of Common Stock of the Corporation) is declared on the Common Stock, the holders of shares of Series A Convertible Preferred Stock on the record date for such dividend or distribution shall be entitled to receive per share on the date of payment or distribution of such dividend or other distribution the amount of cash or property equal to the cash or property which would be received by the holders of the number of shares of Common Stock into which a share or shares of Series A Convertible Preferred Stock would be converted pursuant to subsection 3(e) hereof immediately prior to such record date.~~
Section 7. Series OH-1 Preferred Stock.  The Series OH-1 Preferred Stock will have the rights and preferences set forth in the Certificate of Designation filed with the Secretary of State of the Florida Division of Corporations on December 1, 2016.
~~(d)           Liquidation Preference.~~
Section 8.  Series OH-2 Preferred Stock.  The Series OH-2 Preferred Stock will have the rights and preferences set forth in the Certificate of Designation filed with the Secretary of State of the Florida Division of Corporations on December 1,
                        ~~(i)           In the event of any liquidation, dissolution or winding up of the Corporation ("Liquidation Event"), either voluntary or involuntary, the holders of shares of Series A Convertible Preferred Stock shall be entitled to receive, immediately after any distributions to Senior Securities required by the Corporation's Articles of Incorporation and prior in preference to any distribution to Junior Securities, but in parity with any distribution to Parity Securities, an amount per share equal to the sum of (i) $10.00 and (ii) all accrued and unpaid dividends thereon and no more. If upon the occurrence of such event, and after payment in full of the preferential amounts with respect to the Senior Securities, the assets and funds available to be distributed among the holders of the Series A Convertible Preferred Stock and holders of Parity Securities shall be insufficient to permit the payment of the full preferential amounts due to the holders of the Series A Convertible Preferred Stock and the holders of Parity Securities, respectively, then the entire assets and funds of the Corporation legally available for distribution shall be distributed among the holders of the Series A Convertible Preferred Stock and the Parity Securities, pro rata, based on the respective liquidation amounts to which the holders of each such series are entitled by the Corporation's Articles of Incorporation.~~

~~(ii)           Upon the completion of the distribution required by subsection 3(d)(i) hereof, if assets remain in this Corporation, they shall be distributed to holders of Junior Securities based on the respective liquidation amounts to which the holders of each such series are entitled by the Corporation's Articles of Incorporation.~~
~~(e)           Conversion. The record holders of the Series A Convertible Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):~~

~~(i)           Holders Right to Convert.  Each record holder of Series A Convertible Preferred Stock shall be entitled to convert (in multiples of one preferred share) any or all of the shares of Series A Convertible Preferred Stock held by such holder at any time, and from time to time, into two hundred ninety (290) fully paid and non-assessable shares of Common Stock of the Corporation (the "Conversion Price"), subject to adjustment as set forth below.~~

~~(ii)           Mechanics of Conversion.  Before any holder of Series A Convertible Preferred Stock shall be entitled to convert the same into shares of Common~~
~~Stock, he shall give written notice to the Corporation (the "Notice of Conversion") that he elects to convert the same and shall state therein the number of shares of Series A Convertible Preferred Stock being converted.  Thereupon, the Corporation shall promptly issue and deliver to such holder of Series A Convertible Preferred Stock a certificate or certificates for the number of shares of Common Stock to which he shall be entitled and the certificate or certificates representing the shares of Series A Convertible Preferred Stock being converted shall be deemed canceled.  Such conversion shall be deemed to have been made immediately prior to the close of business on the date the Notice of Conversion is received by the Corporation, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.~~

~~(iii)           Lost or Stolen Certificates. Upon receipt by the Corporation of evidence of the loss, theft, destruction or mutilation of any Series A Convertible Preferred Stock Certificates, and (in the case of loss, theft or destruction) of indemnity or security reasonably satisfactory to the Corporation, and upon surrender and cancellation of the Series A Convertible Preferred Stock Certificate(s), if any, the Corporation shall execute and deliver new Series A Convertible Preferred Stock Certificate(s) of like tenor and date. However, the Corporation shall not be obligated to re-issue such lost, stolen or mutilated Series A Convertible Preferred Stock Certificate(s), if such holder contemporaneously requests the Corporation to convert such Series A Convertible Preferred Stock into Common Stock.~~

~~(iv)           No Fractional Shares. If any conversion of the Series A Convertible Preferred Stock would create a fractional share of Common Stock to a holder or a right to acquire a fractional share of Common Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion, shall be the next higher number of shares, or the Corporation may at its option pay cash equal to fair value of the fractional share based on the fair market value of one share of the Corporation's Common Stock on the date of conversion, as determined in good faith by the Board of Directors of the Corporation.~~

~~(v)           Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Series A Convertible Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of Series A Convertible Preferred Stock; and, if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of Series A Convertible Preferred Stock, the Corporation will immediately take such corporate action as may be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.~~

~~(vi)           Adjustment to Conversion Price.~~

~~(A)            Adjustment Due to Stock Split, Stock Dividend, Etc~~. ~~If, prior to the conversion of all of the shares of Series A Convertible Preferred Stock, the number of outstanding shares of Common Stock is increased by a stock split, stock dividend, or other similar event, the Conversion Price and number of shares of Common Stock issuable on conversion shall be proportionately reduced, or if the number of outstanding shares of Common Stock is decreased by a combination or reclassification of shares, or other similar event, the Conversion Price shall be proportionately increased.~~

~~(B)~~            Adjustment Due to Merger, Consolidation, Etc. ~~If, prior to the conversion of all shares of Series A Convertible Preferred Stock, there shall be any merger, consolidation, exchange of shares, recapitalization, reorganization, or other similar event, as a result of which shares of Common Stock of the Corporation shall be changed into the same or a different number of shares of the same or another class or classes of stock or securities of the Corporation or another entity (each a "Business Combination Event"), then the holders of Series A Convertible Preferred Stock shall thereafter have the right to receive upon conversion of the shares of Series A Convertible Preferred Stock, upon the basis and upon the terms and conditions specified herein and in lieu of the shares of Common Stock immediately theretofore issuable upon conversion, such stock, securities and/or other assets which the holder would have been entitled to receive in such transaction had the shares of Series A Convertible Preferred Stock been converted immediately prior to such transaction, and in any such case appropriate provisions shall be made with respect to the rights and interests of the holders of the Series A Convertible Preferred Stock to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Conversion Price and of the number of shares issuable upon conversion of the Series A Convertible Preferred Stock) shall thereafter be applicable, as nearly as may be practicable in relation to any securities thereafter deliverable upon the exercise hereof.~~

~~(C)            No Fractional Shares. If any adjustment under this subsection 3(e)(vi) would require the issuance of a fractional share of Common Stock to a holder of shares of Series A Convertible Preferred Stock, such fractional share shall be disregarded and the number of shares of Common Stock issuable upon conversion shall be the next higher full number of shares.~~

~~(f)           Voting Rights.  To the extent that under Florida Law the vote of the holders of the Series A Convertible Preferred Stock, voting separately as a class, is required to authorize a given action of the Corporation, the affirmative vote or consent of the holders of at least a majority of the shares of the Series A Convertible Preferred Stock represented at a duly held meeting at which a quorum is present or by written consent of a majority of the shares of Series A Convertible Preferred Stock (except as otherwise may be required under Florida Law) shall constitute the approval of such action by the class. The holders of the Series A Convertible Preferred Stock are entitled to vote on all matters with the holders of the Corporation's Common Stock, voting together as one class. Each share of Series A Convertible Preferred Stock shall be entitled to a number of votes equal to the number of shares of Common Stock into which it is then convertible using the record date for the taking of such vote of shareholders as the date as of which the Conversion Rate is calculated.  Holders of the shares of Series A Convertible Preferred Stock shall be entitled to notice of all shareholder meetings or written consents with respect to which they would be entitled to vote, which notice would be provided pursuant to the Corporation's Bylaws and applicable statutes.~~

~~(g)           Status of Converted Stock.  Any shares of Series A Convertible Preferred Stock which have not been issued within two years following the filing of these Articles of Incorporation or which have been redeemed or converted shall return to the status of authorized but unissued shares of Preferred Stock of no designated series.~~

ARTICLE 4
RIGHT TO AMEND OR REPEAL ARTICLES
The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation or any amendment hereto, in the manner now or hereafter prescribed by statute, and all rights and powers herein conferred on shareholders are granted subject to this reserved power.
ARTICLE 5
INDEMNIFICATION OF DIRECTORS, OFFICERS AND
OTHER AUTHORIZED REPRESENTATIVES
Section 1.  Indemnification.  The Corporation shall indemnify its officers, directors, employees and agents against liabilities, damages, settlements and expenses (including attorneys' fees) incurred in connection with the Corporation's affairs, and shall advance such expenses to any such officers, directors, employees and agents, to the fullest extent permitted by law. The right to indemnification and the payment of expenses shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Corporation's Articles of Incorporation, Bylaws, agreement, vote of shareholders or disinterested directors or otherwise.
Section 2.  Effect of Modification.  Any repeal or modification of any provision of this Article 5 shall not adversely affect any right to protection of a director, officer, employee or agent of the Corporation existing at the time of such repeal or modification.

Section 3.  Liability Insurance.  The Corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent to another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against liability under the provisions of this Article 5.

Section 4.  No Rights of Subrogation.  Indemnification hereunder and under the Bylaws shall be a personal right and the Corporation shall have no liability under this Article 5 to any insurer or any person, corporation, partnership, association, trust or other entity (other than the heirs, executors or administrators of such person) by reason of subrogation, assignment or succession by any other means to the claim of any person to indemnification hereunder or under the Corporation's Bylaws.

ARTICLE 6
SEVERABILITY
In the event any provision (including any provision within a single article, section, paragraph or sentence) of these Articles of Incorporation should be determined by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, the remaining provisions and parts hereof shall not be in any way impaired and shall remain in full force and effect and enforceable to the fullest extent permitted by law.
ARTICLE 7
~~PRINCIPAL OFFICE,~~ REGISTERED OFFICE, REGISTERED AGENT
The address of the registered office of this Corporation is 5011 South State Road 7, Suite 106, Davie, Florida 33314, and the name of the registered agent of this Corporation at that address is Vcorp Services, LLC.
~~The address of the principal office of this Corporation is: 330 84th Street, No. 4, Miami Beach, Florida  33141.  The address of the registered office of this Corporation is Law Offices of Michael H. Hoffman, P.A., 1521 Alton Road, No. 284, Miami Beach, Florida  33139, and the name of the registered agent of this Corporation at that address is Law Offices of Michael H. Hoffman, P.A.  The undersigned is familiar with and accepts the duties and obligations as registered agent for this Corporation.~~

ARTICLE 8
ELECTIONS
The Corporation expressly elects not to be governed by Section 607.0901 of the Florida Business Corporation Act, as amended from time to time, related to affiliated transactions. The Corporation expressly elects not to be governed by Section 607.0902 of the Florida Business Corporation Act, as amended from time to time, related to control share acquisitions.
SECOND:
On ~~June 15~~[             ], ~~2010~~2016, ~~all~~a majority of the votes entitled to be cast by shareholders of this Corporation approved these Second Amended and Restated Articles of Incorporation.  The number of votes cast for the Second Amended and Restated Articles of Incorporation was sufficient for their approval.

THIRD:	The effective date of these Amended and Restated Articles of Incorporation is ~~June 15~~[ ], ~~2010.~~2016

IN WITNESS THEREOF, the Corporation has caused these Amended and Restated Articles of Incorporation to be executed on its behalf by its authorized officer on ~~the 15th day of June, 2010~~[            ], 2016.

~~GYAN PATHWAY CORP~~ORANGEHOOK, INC.

By: ______________________
Its:

~~By: Patrick A. Norton, President~~

Appendix B

ORANGEHOOK, INC.
2016 EQUITY INCENTIVE PLAN

SECTION 1.
DEFINITIONS

As used herein, the following terms shall have the meanings indicated below:

(a)         "Administrator" shall mean the Board of Directors of the Company, or one or more Committees appointed by the Board of Directors, as the case may be.
(b)        "Affiliate(s)" shall mean a Parent or Subsidiary of the Company.

(c)         "Agreement" shall mean the written agreement entered into by the Participant and the Company evidencing the grant of an Award. Each Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant.
(d)         "Annual Award Limit" or "Annual Award Limits" shall have the meaning set forth in Section 6(c) of the Plan.
(e)         "Award" shall mean any grant pursuant to the Plan of an Incentive Stock Option, Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit, Performance Award or Stock Appreciation Right.
(f)          "Change of Control" shall mean the occurrence, in a single transaction or in a series of related transactions, of any one or more of the events in subsections (i) through (iv) below. For purposes of this definition, a person, entity or group shall be deemed to "Own," to have "Owned," to be the "Owner" of, or to have acquired "Ownership" of securities if such person, entity or group directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, has or shares Voting Power, which includes the power to vote or to direct the voting, with respect to such securities.
(i)          Any person, entity or group becomes the Owner, directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the combined Voting Power of the Company's then outstanding securities other than by virtue of a merger, consolidation, exchange, reorganization or similar transaction. Notwithstanding the foregoing, a Change of Control shall not be deemed to occur (A) on account of the acquisition of securities of the Company by an investor, any affiliate thereof or any other person, entity or group from the Company in a transaction or series of related transactions the primary purpose of which is to obtain financing for the Company through the issuance of equity securities or (B) solely because the level of Ownership held by any person, entity or group (the "Subject Person") exceeds the designated percentage threshold of the Voting Power as a result of a repurchase or other acquisition of voting securities by the Company reducing the number of shares outstanding, provided that if a Change of Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition, the Subject Person becomes the Owner of any additional voting securities that, assuming the repurchase or other acquisition had not occurred, increases the percentage of the then outstanding voting securities Owned by the Subject Person over the designated percentage threshold, then a Change of Control shall be deemed to occur;

(ii)         There is consummated a merger, consolidation, exchange, reorganization or similar transaction involving (directly or indirectly) the Company and, immediately after the consummation of such merger, consolidation, exchange, reorganization or similar transaction, the shareholders of the Company immediately prior thereto do not Own, directly or indirectly, either (A) outstanding voting securities representing more than fifty percent (50%) of the combined outstanding Voting Power of the surviving entity in such merger, consolidation or similar transaction or (B) more than fifty percent (50%) of the combined outstanding Voting Power of the parent of the surviving entity in such merger, consolidation, exchange, reorganization or similar transaction, in each case in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such transaction;
(iii)        There is consummated a sale, lease, exclusive license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries, other than a sale, lease, license or other disposition of all or substantially all of the total gross value of the consolidated assets of the Company and its subsidiaries to an entity, more than fifty percent (50%) of the combined Voting Power of the voting securities of which are Owned by shareholders of the Company in substantially the same proportions as their Ownership of the outstanding voting securities of the Company immediately prior to such sale, lease, license or other disposition (for purposes of this Section 1(f)(iii), "gross value" means the value of the assets of the Company or the value of the assets being disposed of, as the case may be, determined without regard to any liabilities associated with such assets); or
(iv)        Individuals who, at the beginning of any consecutive twelve-month period, are members of the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the members of the Board at any time during that consecutive twelve-month period; provided, however, that if the appointment or election (or nomination for election) of any new Board member was approved or recommended by a majority vote of the members of the Incumbent Board then still in office, such new member shall, for purposes of the Plan, be considered as a member of the Incumbent Board.
For the avoidance of doubt, the term "Change of Control" shall not include a sale of assets, merger or other transaction effected exclusively for the purpose of changing the domicile of the Company. To the extent required, the determination of whether a Change of Control has occurred shall be made in accordance with Code Section 409A and the regulations, notices and other guidance of general applicability issued thereunder.

(g)        "Close of Business" of a specified day shall mean 5:00 p.m., Central Time, without regard to whether such day is a Saturday, Sunday, bank holiday, or other day on which no business is conducted.
(h)        "Committee" shall mean a Committee of two or more Directors who shall be appointed by and serve at the pleasure of the Board. To the extent necessary for compliance with Rule 16b-3, each of the members of the Committee shall be a "non-employee director."  Solely for purposes of this Section 1(h), "non-employee director" shall have the same meaning as set forth in Rule 16b-3. Further, to the extent necessary for compliance with the limitations set forth in Internal Revenue Code Section 162(m), each of the members of the Committee shall be an "outside director" within the meaning of Code Section 162(m) and the regulations issued thereunder.

(i)        "Common Stock" shall mean the common stock of the Company (subject to adjustment as provided in Section 15 of the Plan).
(j)        The "Company" shall mean OrangeHook, Inc., a Minnesota corporation.
(k)       "Consultant" shall mean any person, including an advisor, who is engaged by the Company or any Affiliate to render consulting or advisory services and is compensated for such services; provided, however, that no person shall be considered a Consultant for purposes of the Plan unless such Consultant is a natural person, renders bona fide services to the Company or any Affiliate, and such services are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities. For purposes of the Plan, "Consultant" shall also include a director of an Affiliate who is compensated for services as a director.

(l)        "Covered Employee" shall mean any key salaried Employee who is or may become a "Covered Employee," as defined in Code Section 162(m), and who is designated, either as an individual Employee or class of Employees, by the Administrator within the shorter of (i) ninety (90) days after the beginning of the Performance Period, or (ii) twenty-five percent (25%) of the Performance Period has elapsed, as a "Covered Employee" under the Plan for such applicable Performance Period.

(m)      "Director" shall mean a member of the Board of Directors of the Company.

(n)       "Effective Date" shall mean the date the Board of Directors of the Company approves the amendment and restatement of the Plan.

(o)       "Employee" shall mean a common law employee of the Company or any Affiliate, including "officers" as defined by Section 16 of the Exchange Act; provided, however, that service solely as a Director or Consultant, regardless of whether a fee is paid for such service, shall not cause a person to be an Employee for purposes of the Plan.

(p)       "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

(q)       "Fair Market Value" of specified stock as of any date shall mean (i) if such stock is listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market or an established stock exchange, the price of such stock at the close of the regular trading session of such market or exchange on such date, as reported by Bloomberg or a comparable reporting service, or, if no sale of such stock shall have occurred on such date, on the next preceding date on which there was a sale of stock; (ii) if such stock is not so listed on the Nasdaq Global Select Market, Nasdaq Global Market, Nasdaq Capital Market, or an established stock exchange, the average of the closing "bid" and "asked" prices quoted by the OTC Bulletin Board, the National Quotation Bureau, or any comparable reporting service on such date or, if there are no quoted "bid" and "asked" prices on such date, on the next preceding date for which there are such quotes; or (iii) if such stock is not publicly traded as of such date, the per share value as determined by the Board or the Committee in its sole discretion by applying principles of valuation with respect to Common Stock.

(r)       "Full Value Award" shall mean an Award that is settled by the issuance of shares of Common Stock, other than in the form of an Option or Stock Appreciation Right.

(s)       "Incentive Stock Option" shall mean an Option granted pursuant to Section 9 of the Plan that is intended to satisfy the provisions of Code Section 422, or any successor provision.

(t)       "Insider" shall mean an individual who is, on the relevant date, an officer or Director of the Company, or an individual who beneficially owns more than ten percent (10%) of any class of equity securities of the Company that is registered under Section 12 of the Exchange Act, as determined by the Board of Directors in accordance with Section 16 of the Exchange Act.

(u)       The "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. References to sections of the Code are intended to include applicable treasury regulations and successor statutes and regulations.

(v)       "Option" shall mean an Incentive Stock Option or Nonqualified Stock Option granted pursuant to the Plan.

(w)       "Nonqualified Stock Option" shall mean an Option granted pursuant to Section 10 of the Plan or an Option (or portion thereof) that does not qualify as an Incentive Stock Option.

(x)       "Parent" shall mean any parent corporation of the Company within the meaning of Code Section 424(e), or any successor provision.

(y)       "Participant" shall mean an Employee to whom an Incentive Stock Option has been granted or an Employee, a Director, or a Consultant to whom a Nonqualified Stock Option, Restricted Stock Award, Restricted Stock Unit, Performance Award or Stock Appreciation Right has been granted.

(z)       "Performance Award" shall mean any Performance Shares or Performance Units Award granted pursuant to Section 13 of the Plan.

(aa)     "Performance-Based Compensation" shall mean compensation under an Award that is intended to satisfy the requirements of Code Section 162(m) for certain performance-based compensation paid to Covered Employees. Notwithstanding the foregoing, nothing in the Plan shall be construed to mean that an Award which does not satisfy the requirements for performance-based compensation under Code Section 162(m) does not constitute performance-based compensation for other purposes, including Code Section 409A.

(bb)      "Performance Objective(s)" shall mean one or more performance objectives established by the Administrator, in its sole discretion, for Awards granted under this Plan, including Performance Awards to Covered Employees that are intended to qualify as Performance-Based Compensation. For any Awards that are intended to qualify as "performance-based compensation" under Code Section 162(m), the Performance Objectives shall be limited to any one, or a combination of the following criteria: (i) revenue or net sales, (ii) operating income, (iii) net income (before or after taxes), (iv) earnings per share, (v) earnings before or after taxes, interest, depreciation and/or amortization, (vi) gross profit margin, (vii) return measures (including, but not limited to, return on invested capital, assets, capital, equity, sales), (viii) increase in revenue or net sales, (ix) operating expense ratios, (x) operating expense targets, (xi) productivity ratios, (xii) gross or operating margins, (xiii) cash flow (including, but not limited to, operating cash flow, free cash flow, cash flow return on equity and cash flow return on investment), (xiv) working capital targets, (xv) capital expenditures, (xvi) share price (including, but not limited to, growth measures and total shareholder return), (xvii) appreciation in the fair market value or book value of the Common Stock, (xviii) debt to equity ratio or debt levels, and (xix) market share, in all cases including, if selected by the Administrator, threshold, target and maximum levels.

(cc)      "Performance Period" shall mean the period, established at the time any Award is granted or at any time thereafter, during which any Performance Objectives specified by the Administrator with respect to such Award are to be measured.

(dd)      "Performance Share" shall mean any grant pursuant to Section 13 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of shares of Common Stock of the Company upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(ee)      "Performance Unit" shall mean any grant pursuant to Section 13 hereof of an Award, which value, if any, shall be paid to a Participant by delivery of cash upon achievement of such Performance Objectives during the Performance Period as the Administrator shall establish at the time of such grant or thereafter.

(ff)       "Plan" means the OrangeHook, Inc. 2016 Equity Incentive Plan, as amended hereafter from time to time, including the form of Agreements as they may be modified by the Administrator from time to time.

(gg)      "Restricted Stock Award" shall mean any grant of restricted shares of Common Stock pursuant to Section 11 of the Plan.

(hh)      "Restricted Stock Unit" shall mean any grant of any restricted stock units pursuant to Section 12 of the Plan.

(ii) "Rule 16b-3" shall mean Rule 16b-3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act.

(jj)        "Stock Appreciation Right" shall mean a grant pursuant to Section 14 of the Plan.

(kk)      A "Subsidiary" shall mean any subsidiary corporation of the Company within the meaning of Code Section 424(f), or any successor provision.

(ll)        "Voting Power" shall mean any and all classes of securities issued by the applicable entity which are entitled to vote in the election of directors of the applicable entity.

SECTION 2.
PURPOSE

The purpose of the Plan is to promote the success of the Company and its Affiliates by facilitating the employment and retention of competent personnel and by furnishing incentives to those Employees, Directors, and Consultants upon whose efforts the success of the Company and its Affiliates will depend to a large degree. It is the intention of the Company to carry out the Plan through the granting of Incentive Stock Options, Nonqualified Stock Options, Restricted Stock Awards, Restricted Stock Units, Performance Awards and Stock Appreciation Rights.

SECTION 3.
EFFECTIVE DATE AND DURATION OF PLAN

The Plan shall be effective on the Effective Date; provided, however, that adoption of the Plan shall be and is expressly subject to the condition of approval by the shareholders of the Company within twelve (12) months before or after the Effective Date. However, Awards may be granted prior to the date the Plan is approved by the shareholders of the Company; provided that any Incentive Stock Options granted after the Effective Date shall be treated as Nonqualified Stock Options if shareholder approval is not obtained within such twelve-month period.

The Administrator may grant Awards pursuant to the Plan from time to time until the Administrator discontinues or terminates the Plan; provided, however, that in no event may Incentive Stock Options be granted pursuant to the Plan after the earlier of (i) the date the Administrator discontinues or terminates the Plan, or (ii) the Close of Business on the day immediately preceding the tenth anniversary of the Effective Date.

SECTION 4.
ADMINISTRATION

(a)        Administration by the Board of Directors or Committee(s). The Plan shall be administered by the Board of Directors of the Company (hereinafter referred to as the "Board"); provided, however, that the Board may delegate some or all of the administration of the Plan to a Committee or Committees. The Board and any Committee appointed by the Board to administer the Plan are collectively referred to in the Plan as the "Administrator."

(b)        Delegation by Administrator. The Administrator may delegate to one or more Committees and/or sub-Committees, or to one or more officers of the Company and/or its Affiliates, or to one or more agents and/or advisors, such administrative duties or powers as it may deem advisable. The Administrator or any Committees or individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility of the Administrator or such Committees or individuals may have under the Plan. The Administrator may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Administrator: (i) designate Employees to be recipients of Awards and (ii) determine the size of any such Awards; provided, however, (x) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is considered an Insider; (y) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (z) the officer(s) shall report periodically to the Administrator regarding the nature and scope of the Awards granted pursuant to the authority delegated.

(c)        Powers of Administrator. Except as otherwise provided herein, the Administrator shall have all of the powers vested in it under the provisions of the Plan, including but not limited to exclusive authority to determine, in its sole discretion, whether an Award shall be granted; the individuals to whom, and the time or times at which, Awards shall be granted; the number of shares subject to each Award; the exercise price of Options granted hereunder; and the performance criteria, if any, and any other terms and conditions of each Award. The Administrator shall have full power and authority to administer and interpret the Plan, to make and amend rules, regulations and guidelines for administering the Plan, to prescribe the form and conditions of the respective Agreements evidencing each Award (which may vary from Participant to Participant), to amend or revise Agreements evidencing any Award (to the extent the amended terms would be permitted by the Plan and provided that no such revision or amendment, except as is authorized in Section 15, shall impair the terms and conditions of any Award which is outstanding on the date of such revision or amendment to the material detriment of the Participant in the absence of the consent of the Participant), and to make all other determinations necessary or advisable for the administration of the Plan (including to correct any defect, omission or inconsistency in the Plan or any Agreement, to the extent permitted by law and the Plan). The Administrator's interpretation of the Plan, and all actions taken and determinations made by the Administrator pursuant to the power vested in it hereunder, shall be conclusive and binding on all parties concerned.

(d)        Limitation on Liability; Actions of Committees. No member of the Board or a Committee shall be liable for any action taken or determination made in good faith in connection with the administration of the Plan. In the event the Board appoints a Committee as provided hereunder, or the Administrator delegates any of its duties to another Committee or sub-Committee, any action of such Committee with respect to the administration of the Plan shall be taken pursuant to a majority vote of the Committee members or pursuant to the written resolution of all Committee members.

SECTION 5.
PARTICIPANTS

The Administrator may grant Awards under the Plan to any Employee, Director, or Consultant; provided, however, that only Employees are eligible to receive Incentive Stock Options. In designating Participants, the Administrator shall also determine the number of shares or cash units to be optioned or awarded to each such Participant and any Performance Objectives applicable to Awards. The Administrator may from time to time designate individuals as being ineligible to participate in the Plan. The power of the Administrator under this Section 5 shall be exercised from time to time in the sole discretion of the Administrator and without approval by the shareholders.

SECTION 6.
STOCK

(a)        Number of Shares Reserved. The stock to be awarded or optioned under the Plan (the "Share Authorization") shall consist of authorized but unissued or reacquired shares of Common Stock. Subject to Section 15 of the Plan, the maximum aggregate number of shares of Common Stock reserved and available for Awards under the Plan is reserved and available for Awards under the Plan is two million (2,000,000) shares; provided, however, that all shares of Stock reserved and available under the Plan shall constitute the maximum aggregate number of shares of Stock that may be issued through Incentive Stock Options.

(b)        Share Usage. The following shares of Common Stock shall not reduce the Share Authorization and shall continue to be reserved and available for Awards granted pursuant to the Plan: (i) all or any portion of any outstanding Restricted Stock Award or Restricted Stock Unit that expires or is forfeited for any reason, or that is terminated prior to the vesting or lapsing of the risks of forfeiture on such Award, and (ii) shares of Common Stock covered by an Award to the extent the Award is settled in cash; provided, however, that the full number of shares of Common Stock subject to a Stock Appreciation Right shall reduce the Share Authorization, whether such Stock Appreciation Right is settled in cash or shares of Common Stock.  Any shares of Common Stock withheld to satisfy tax withholding obligations on an Award, shares of Common Stock withheld to pay the exercise price of an Option, and shares of Common Stock subject to a broker-assisted cashless exercise of an Option shall reduce the Share Authorization.

(c)        Annual Award Limits. Unless and until the Administrator determines that an Award to a Covered Employee shall not be Performance-Based Compensation, the following limits (each, an "Annual Award Limit," and collectively, "Annual Award Limits") shall apply to grants of such Awards under the Plan:

(i)        Options and Stock Appreciation Rights. The maximum number of shares of Common Stock subject to Options granted and shares of Common Stock subject to Stock Appreciation Rights granted in any one calendar year to any one Participant shall be, in the aggregate, five hundred thousand (500,000) shares, subject to adjustment as provided in Section 15.

(ii)      Restricted Stock Awards and Restricted Stock Units. The maximum grant with respect Restricted Stock Awards and Restricted Stock Units in any one calendar year to any one Participant shall be, in the aggregate, five hundred thousand (500,000) shares,  subject to adjustment as provided in Section 15.
(iii)     Performance Awards. To the extent payable in or measured by the value of shares of Stock, in no event shall a Participant be granted Performance Awards during any fiscal year of the Company covering in the aggregate more than zero (0) shares, subject to adjustment as provided in Section 15.

SECTION 7.
PERFORMANCE OBJECTIVES

(a)        Performance Objectives.  Any Performance Objective may be used to measure the performance of the Company and/or Affiliate, as a whole or with respect to any business unit, or any combination thereof as the Administrator may deem appropriate, or any of the specified Performance Objectives as compared to the performance of a group of competitor companies, or published or special index that the Administrator, in its sole discretion, deems appropriate. The Administrator also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Objectives; provided, however, that such authority shall be subject to Code Section 162(m) with respect to Awards intended to qualify as Performance-Based Compensation.

(b)        Evaluation of Performance Objectives. The Administrator may provide in any Award based on Performance Objectives that any evaluation of performance may include or exclude any of the following events that occurs during a Performance Period: (i) asset write-downs, (ii) litigation or claim judgments or settlements, (iii) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (iv) any reorganization and restructuring programs, (v) extraordinary nonrecurring items as described in FASB Accounting Standards Codification 225-20—Extraordinary and Unusual Items and/or in Management's Discussion and Analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year, (vi) acquisitions or divestitures, and (vii) foreign exchange gains and losses. To the extent such inclusions or exclusions affect Awards to Covered Employees, they shall be prescribed in a form that meets the requirements of Code Section 162(m) for deductibility.

(c)        Adjustment of Performance-Based Compensation. Awards that are intended to qualify as Performance-Based Compensation may not be adjusted upward. The Administrator shall retain the discretion to adjust such Awards downward, either on a formula or discretionary basis or any combination, as the Administrator determines.

(d)    Administrator Discretion.  In the event that applicable tax and/or securities laws change to permit Administrator discretion to alter the governing Performance Objectives without obtaining shareholder approval of such changes, the Administrator shall have sole discretion to make such changes without obtaining shareholder approval. In addition, in the event that the Administrator determines that it is advisable to grant Awards that shall not qualify as Performance-Based Compensation, the Administrator may make such grants without satisfying the requirements of Code Section 162(m) and, in such case, may apply performance objectives other than those set forth in this Section 7.

SECTION 8.
PAYMENT OF OPTION EXERCISE PRICE

Upon the exercise of an Option, Participants may pay the exercise price of an Option (i) in cash, or with a personal check, certified check, or other cash equivalent, (ii) by the surrender by the Participant to the Company of previously acquired unencumbered shares of Common Stock (through physical delivery or attestation), (iii) through the withholding of shares of Common Stock from the number of shares otherwise issuable upon the exercise of the Option (e.g., a net share settlement), (iv) through broker-assisted cashless exercise if such exercise complies with applicable securities laws and any insider trading policy of the Company, (v) such other form of payment as may be authorized by the Administrator, or (vi) by a combination thereof. In the event the Participant elects to pay the exercise price, in whole or in part, with previously acquired shares of Common Stock or through a net share settlement, the then-current Fair Market Value of the stock delivered or withheld shall equal the total exercise price for the shares being purchased in such manner.

The Administrator may, in its sole discretion, limit the forms of payment available to the Participant and may exercise such discretion any time prior to the termination of the Option granted to the Participant or upon any exercise of the Option by the Participant. "Previously acquired shares of Common Stock" means shares of Common Stock which the Participant owns on the date of exercise (or for the period of time, if any, as may be required by generally accepted accounting principles or any successor principles applicable to the Company).

With respect to payment in the form of Common Stock, the Administrator may require advance approval or adopt such rules as it deems necessary to assure compliance with Rule 16b-3, if applicable.

SECTION 9.
TERMS AND CONDITIONS OF INCENTIVE STOCK OPTIONS

Each Incentive Stock Option shall be evidenced by an Incentive Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

(a)        Number of Shares and Exercise Price. The Incentive Stock Option Agreement shall state the total number of shares covered by the Incentive Stock Option. Except as permitted by Code Section 424(a), or any successor provision, the exercise price per share shall not be less than one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date the Administrator grants the Incentive Stock Option; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined Voting Power of all classes of stock of the Company or of its Parent or any Subsidiary, the exercise price per share of an Incentive Stock Option granted to such Participant shall not be less than one hundred ten percent (110%) of the per share Fair Market Value of Common Stock on the date of the grant of the Incentive Stock Option. The Administrator shall have full authority and discretion in establishing the exercise price and shall be fully protected in so doing.

(b)        Exercisability and Term. The Incentive Stock Option Agreement shall state when the Incentive Stock Option becomes exercisable (i.e. "vests"), and, if applicable in the Administrator's discretion, shall describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Option. The Participant may exercise the Incentive Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof). Notwithstanding anything in the Plan or the Agreement to the contrary, the Participant may not exercise an Incentive Stock Option after the maximum term of such Option, as such term is specified in the Incentive Stock Option Agreement. Except as permitted by Code Section 424(a), in no event shall any Incentive Stock Option be exercisable during a term of more than ten (10) years after the date on which it is granted; provided, however, that if a Participant owns stock possessing more than ten percent (10%) of the total combined Voting Power of all classes of stock of the Company or of its Parent or any Subsidiary, the Incentive Stock Option granted to such Participant shall be exercisable during a term of not more than five (5) years after the date on which it is granted. The Administrator may accelerate the exercisability of any Incentive Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)        No Rights as Shareholder. A Participant (or the Participant's successors) shall have no rights as a shareholder with respect to any shares covered by an Incentive Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a "book entry").  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

(d)        Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of an Incentive Stock Option or a "disqualifying disposition" of shares acquired through the exercise of an Incentive Stock Option as defined in Code Section 421(b), to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Incentive Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Incentive Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise or disqualifying disposition. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Incentive Stock Option is exercised or the date of the disqualifying disposition, as the case may be, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(e)        Vesting Limitation. Notwithstanding any other provision of the Plan, the aggregate Fair Market Value (determined as of the date an Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other "incentive stock option" plans of the Company or any Affiliate shall not exceed $100,000 (or such other amount as may be prescribed by the Code from time to time); provided, however, that if the exercisability or vesting of an Incentive Stock Option is accelerated as permitted under the provisions of the Plan and such acceleration would result in a violation of the limit imposed by this Section 9(e), such acceleration shall be of full force and effect but the number of shares of Common Stock that exceed such limit shall be treated as having been granted pursuant to a Nonqualified Stock Option; and provided, further, that the limits imposed by this Section 9(e) shall be applied to all outstanding Incentive Stock Options under the Plan and any other "incentive stock option" plans of the Company or any Affiliate in chronological order according to the dates of grant.

(f)        Other Provisions. The Incentive Stock Option Agreement authorized under this Section 9 shall contain such other provisions as the Administrator shall deem advisable. Any such Incentive Stock Option Agreement shall contain such limitations and restrictions upon the exercise of the Incentive Stock Option as shall be necessary to ensure that such Incentive Stock Option will be considered an "incentive stock option" as defined in Code Section 422 or to conform to any change therein.

SECTION 10.
TERMS AND CONDITIONS OF NONQUALIFIED STOCK OPTIONS

Each Nonqualified Stock Option shall be evidenced by a Nonqualified Stock Option Agreement, which shall comply with and be subject to the following terms and conditions:

(a)        Number of Shares and Exercise Price. The Nonqualified Stock Option Agreement shall state the total number of shares covered by the Nonqualified Stock Option. The exercise price per share shall be equal to one hundred percent (100%) of the per share Fair Market Value of the Common Stock on the date of grant of the Nonqualified Stock Option, or such higher price as the Administrator determines.

(b)        Exercisability and Term. The Nonqualified Stock Option Agreement shall state when the Nonqualified Stock Option becomes exercisable (i.e. "vests") and, if applicable in the Administrator's discretion, shall describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Option. The Participant may exercise the Nonqualified Stock Option, in full or in part, upon or after the vesting date of such Option (or portion thereof); provided, however, that the Participant may not exercise a Nonqualified Stock Option after the maximum term of such Option, as such term is specified in the Nonqualified Stock Option Agreement. Unless otherwise determined by the Administrator and specified in the Agreement governing the Award, no Nonqualified Stock Option shall be exercisable during a term of more than ten (10) years after the date on which it is granted.  The Administrator may accelerate the exercisability of any Nonqualified Stock Option granted hereunder which is not immediately exercisable as of the date of grant.

(c)        No Rights as Shareholder. A Participant (or the Participant's successors) shall have no rights as a shareholder with respect to any shares covered by a Nonqualified Stock Option until the date of the issuance of the Common Stock subject to such Award upon exercise, as evidenced by a stock certificate or as reflected in the books and records of the Company or its designated agent (i.e., a "book entry").  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such shares are actually issued (as evidenced in either certificated or book entry form).

(d)        Withholding. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's exercise of a Nonqualified Stock Option, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Nonqualified Stock Option Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Nonqualified Stock Option. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Nonqualified Stock Option is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(e)        Other Provisions. The Nonqualified Stock Option Agreement authorized under this Section 10 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 11.
RESTRICTED STOCK AWARDS

Each Restricted Stock Award shall be evidenced by a Restricted Stock Award Agreement, which shall comply with and be subject to the following terms and conditions:

(a)        Number of Shares. The Restricted Stock Award Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Award.

(b)        Risks of Forfeiture. The Restricted Stock Award Agreement shall set forth the risks of forfeiture, if any, which shall apply to the shares of Common Stock covered by the Restricted Stock Award and the manner in which such risks of forfeiture shall lapse, including, if applicable in the Administrator's discretion, a description of the Performance Objectives and Performance Period upon which the lapse of risks of forfeiture is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in lapse of risks of forfeiture. The Administrator may, in its sole discretion, modify the manner in which such risks of forfeiture shall lapse but only with respect to those shares of Common Stock which are restricted as of the effective date of the modification.

(c)        Issuance of Shares; Rights as Shareholder. Except as provided below, the Company shall cause a stock certificate to be issued and shall deliver such certificate to the Participant or hold such certificate in a manner determined by the Administrator in its sole discretion; provided, however, that in lieu of a stock certificate, the Company may evidence the issuance of shares by a book entry in the records of the Company or its designated agent (if permitted by the Company's designated agent and applicable law, as determined by the Administrator in its sole discretion). The Company shall cause a legend or notation to be placed on such certificate or book entry describing the risks of forfeiture and other transfer restrictions set forth in the Participant's Restricted Stock Award Agreement and providing for the cancellation and, if applicable, return of such certificate or book entry if the shares of Common Stock subject to the Restricted Stock Award are forfeited.  Until the risks of forfeiture have lapsed or the shares subject to such Restricted Stock Award have been forfeited, the Participant shall be entitled to vote the shares of Common Stock represented by such stock certificates and shall receive all dividends attributable to such shares, but the Participant shall not have any other rights as a shareholder with respect to such shares.

(d)        Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Restricted Stock Award, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Restricted Stock Award Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Award on which the risks of forfeiture have lapsed. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the lapsing of the risks of forfeiture on such Restricted Stock Award. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(e)        Other Provisions. The Restricted Stock Award Agreement authorized under this Section 11 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 12.
RESTRICTED STOCK UNITS

Each Restricted Stock Unit shall be evidenced by a Restricted Stock Unit Agreement, which shall comply with and be subject to the following terms and conditions:

(a)        Number of Shares. The Restricted Stock Unit Agreement shall state the total number of shares of Common Stock covered by the Restricted Stock Unit.

(b)        Vesting. The Restricted Stock Unit Agreement shall set forth the vesting conditions, if any, which shall apply to the Restricted Stock Unit and the manner in which such vesting may occur, including, if applicable in the Administrator's discretion, a description of the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Restricted Stock Unit. The Administrator may, in its sole discretion, accelerate the vesting of any Restricted Stock Unit.

(c)        Issuance of Shares; Rights as Shareholder. The Participant shall be entitled to payment of the Restricted Stock Unit as the units subject to such Award vest. The Administrator may, in its sole discretion, pay Restricted Stock Units in shares of Common Stock, cash in an amount equal to the Fair Market Value, on the date of payment, of the number of shares of Common Stock underlying the Award that have vested on the applicable payment date, or any combination thereof, as specified in the Restricted Stock Unit Agreement. If payment is made in shares of Common Stock, the Administrator shall cause to be issued one or more stock certificates in the Participant's name and shall deliver such certificates to the Participant in satisfaction of such units; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company's designated agent and applicable law, as determined by the Administrator in its sole discretion). Until the units subject to the Restricted Stock Unit have vested, the Participant shall not be entitled to vote any shares of Common Stock which may be acquired through the Award, shall not receive any dividends attributable to such shares, and shall not have any other rights as a shareholder with respect to such shares.

(d)        Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Restricted Stock Unit, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Restricted Stock Unit Agreement to pay the Company, or make arrangements satisfactory to the Company respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Common Stock received pursuant to the Restricted Stock Unit. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from the payment of such Restricted Stock Unit. In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares for this purpose shall occur on or before the date that the amount of tax to be withheld is determined under applicable tax law.

(e)        Other Provisions. The Restricted Stock Unit Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 13.
PERFORMANCE AWARDS

Each Performance Award granted pursuant to this Section 13 shall be evidenced by a written performance award agreement (the "Performance Award Agreement").  The Performance Award Agreement shall be in such form as may be approved from time to time by the Administrator and may vary from Participant to Participant; provided, however, that each Participant and each Performance Award Agreement shall comply with and be subject to the following terms and conditions:

(a)        Awards.  Performance Awards in the form of Performance Units or Performance Shares may be granted to any Participant in the Plan. Performance Units shall consist of monetary awards which may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.  Performance Shares shall consist of shares of Stock or other Awards denominated in shares of Stock that may be earned or become vested in whole or in part if the Company or the Participant achieves certain Performance Objectives established by the Administrator over a specified Performance Period.

(b)        Performance Objectives, Performance Period and Payment.  The Performance Award Agreement shall set forth:

(i)         the number of Performance Units or Performance Shares subject to the Performance Award, and the dollar value of each Performance Unit;

(ii)        one or more Performance Objectives established by the Administrator;

(iii)       the Performance Period over which Performance Units or Performance Shares may be earned or may become vested;

(iv)       the extent to which partial achievement of the Performance Objectives may result in a payment or vesting of the Performance Award, as determined by the Administrator; and

(v)        the date upon which payment of Performance Units will be made or Performance Shares will be issued, as the case may be, and the extent to which such payment or the receipt of such Performance Shares or Performance Units may be deferred.

(c)        Withholding Taxes.  The Company or its Affiliates shall be entitled to withhold and deduct from future wages of the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Performance Award.  In the event the Participant is required under the Performance Award Agreement to pay the Company or its Affiliates, or make arrangements satisfactory to the Company or its Affiliates respecting payment of, such withholding and employment-related taxes, the Administrator may, in its discretion and pursuant to such rules as it may adopt, permit the Participant to satisfy such obligations, in whole or in part, by delivering shares of Common Stock, including shares of Stock received pursuant to the Performance Award.  Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes.  In no event may the Participant deliver shares having a Fair Market Value in excess of such statutory minimum required tax withholding.  The Participant's election to deliver shares of Common Stock for this purpose shall be made on or before the date that the amount of tax to be withheld is determined under applicable tax law.  Such election shall be approved by the Administrator and otherwise comply with such rules as the Administrator may adopt to assure compliance with Rule 16b‑3, or any successor provision, as then in effect, of the General Rules and Regulations under the Exchange Act, if applicable.

(d)        Nontransferability.  No Performance Award shall be transferable, in whole or in part, by the Participant, other than by will or by the laws of descent and distribution.  If the Participant shall attempt any transfer of any Performance Award granted under the Plan, such transfer shall be void and the Performance Award shall terminate.

(e)        No Rights as Shareholder.  A Participant (or the Participant's successor or successors) shall have no rights as a shareholder with respect to any shares covered by a Performance Award until the date of the issuance of a stock certificate evidencing such shares.  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued (except as otherwise provided in Section 14 of the Plan).

(f)        Other Provisions.  The Performance Award Agreement authorized under this Section 12 shall contain such other provisions as the Administrator shall deem advisable.

SECTION 14.
STOCK APPRECIATION RIGHTS

Each Stock Appreciation Right shall be evidenced by a Stock Appreciation Right Agreement, which shall comply with and be subject to the following terms and conditions:

(a)        Awards. A Stock Appreciation Right shall entitle the Participant to receive, upon exercise, cash, shares of Common Stock, or any combination thereof, having a value equal to the excess of (i) the Fair Market Value of a specified number of shares of Common Stock on the date of such exercise, over (ii) a specified exercise price. The number of shares and the exercise price of the Stock Appreciation Right shall be determined by the Administrator on the date of grant. The specified exercise price shall be equal to 100% of the Fair Market Value of such shares of Common Stock on the date of grant of the Stock Appreciation Right, or such higher price as the Administrator determines. A Stock Appreciation Right may be granted independent of or in tandem with a previously or contemporaneously granted Option.

(b)        Exercisability and Term. The Stock Appreciation Right Agreement shall state when the Stock Appreciation Right becomes exercisable (i.e., "vests") and, if applicable in the Administrator's discretion, shall describe the Performance Objectives and Performance Period upon which vesting is based, the manner in which performance shall be measured and the extent to which partial achievement of the Performance Objectives may result in vesting of the Stock Appreciation Right. The Participant may exercise the Stock Appreciation Right, in full or in part, upon or after the vesting date of such Stock Appreciation Right (or portion thereof); provided, however, that the Participant may not exercise a Stock Appreciation Right after the maximum term of such Stock Appreciation Right, as such term is specified in the Stock Appreciation Right Agreement. Unless otherwise determined by the Administrator and specified in the Agreement governing the Award, no Stock Appreciation Right shall be exercisable during a term of more than ten (10) years after the date on which it is granted.

The Administrator may accelerate the exercisability of any Stock Appreciation Right granted hereunder which is not immediately exercisable as of the date of grant. If a Stock Appreciation Right is granted in tandem with an Option, the Stock Appreciation Right Agreement shall set forth the extent to which the exercise of all or a portion of the Stock Appreciation Right shall cancel a corresponding portion of the Option, and the extent to which the exercise of all or a portion of the Option shall cancel a corresponding portion of the Stock Appreciation Right.

(c)        Withholding Taxes. The Company or its Affiliate shall be entitled to withhold and deduct from any future payments to the Participant all legally required amounts necessary to satisfy any and all withholding and employment-related taxes attributable to the Participant's Stock Appreciation Right, to require the Participant to remit an amount sufficient to satisfy such withholding requirements, or to require any combination thereof. In the event the Participant is required under the Stock Appreciation Right to pay the Company or its Affiliate, or make arrangements satisfactory to the Company or its Affiliate respecting payment of, such withholding and employment-related taxes, the Administrator may, in its sole discretion, require the Participant to satisfy such obligation, in whole or in part, by delivering shares of Common Stock or by electing to have the Company withhold shares of Common Stock otherwise issuable to the Participant as a result of the exercise of the Stock Appreciation Right. Such shares shall have a Fair Market Value equal to the minimum required tax withholding, based on the minimum statutory withholding rates for federal and state tax purposes, including payroll taxes, that are applicable to the supplemental income resulting from such exercise. In no event may the Participant deliver shares, nor may the Company or any Affiliate withhold shares, having a Fair Market Value in excess of such statutory minimum required tax withholding. The Participant's delivery of shares or the withholding of shares for this purpose shall occur on or before the later of (i) the date the Stock Appreciation Right is exercised, or (ii) the date that the amount of tax to be withheld is determined under applicable tax law.

(d)        No Rights as Shareholder. A Participant (or the Participant's successors) shall have no rights as a shareholder with respect to any shares covered by a Stock Appreciation Right until the date of the issuance of a stock certificate evidencing such shares; provided, however, that in lieu of stock certificates, the Company may evidence such shares by a book entry in the records of the Company or its designated agent (if permitted by the Company's designated agent and applicable law, as determined by the Administrator in its sole discretion).  No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions or other rights for which the record date is prior to the date such stock certificate is actually issued or such book entry is made.

(e)        Other Provisions. The Stock Appreciation Right Agreement authorized under this Section 14 shall contain such other provisions as the Administrator shall deem advisable, including but not limited to any restrictions on the exercise of the Stock Appreciation Right which may be necessary to comply with Rule 16b-3.

SECTION 15.
RECAPITALIZATION, EXCHANGE,
LIQUIDATION, OR CHANGE OF CONTROL

(a)        In General. In the event of an increase or decrease in the number of shares of Common Stock resulting from a stock dividend, stock split, reverse split, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company, other than due to conversion of the convertible securities of the Company, the Administrator may, in its sole discretion, adjust the value determinations applicable to outstanding Awards and the Plan in order to reflect such change, including adjustment of the class and number of shares of stock reserved under Section 6 of the Plan, the class and number of shares of stock covered by each outstanding Award, and, if and as applicable, the exercise price per share of each outstanding Award and the Annual Award Limits. Additional shares which may become covered by the Award pursuant to such adjustment shall be subject to the same restrictions as are applicable to the shares with respect to which the adjustment relates.

(b)        Liquidation. Unless otherwise provided in the Agreement evidencing an Award, in the event of a dissolution or liquidation of the Company, the Administrator may provide for one or both of the following:

(i)        the acceleration of the exercisability of any or all outstanding Options or Stock Appreciation Rights, the vesting and payment of any or all Performance Awards, or Restricted Stock Units, or the lapsing of the risks of forfeiture on any or all Restricted Stock Awards; provided, however, that no such acceleration, vesting or payment shall occur if the acceleration, vesting or payment would violate the requirements of Code Section 409A; or

(ii)       the complete termination of the Plan and the cancellation of any or all Awards (or portions thereof) which have not been exercised, have not vested, or remain subject to risks of forfeiture, as applicable, in each case immediately prior to the completion of such a dissolution or liquidation.

(c)        Change of Control. Unless otherwise provided in the Agreement evidencing an Award, in the event of a Change of Control, the Administrator may provide for one or more of the following:

(i)        the acceleration of the exercisability of any outstanding Options or Stock Appreciation Rights (or portions thereof), the vesting and payment of any Performance Awards (or portions thereof), or the lapsing of the risks of forfeiture on any Restricted Stock Awards or Restricted Stock Units (or portion thereof);

(ii)       the complete termination of this Plan, the cancellation of outstanding Options or Stock Appreciation Rights (or portion thereof) not exercised prior to a date specified by the Board (which date shall give Participants a reasonable period of time in which to exercise such Option or Stock Appreciation Right prior to the effective date of such Change of Control), the cancellation of any Performance Award (or portion thereof) and the cancellation of any Restricted Stock Awards or Restricted Stock Units (or portion thereof) for which the risks of forfeiture have not lapsed;

(iii)      that the entity succeeding the Company by reason of such Change of Control, or the parent of such entity, shall assume or continue any or all Awards (or portions thereof) outstanding immediately prior to the Change of Control or substitute for any or all such Awards (or portions thereof) a substantially equivalent award with respect to the securities of such successor entity, as determined in accordance with applicable laws and regulations; or

(iv)     that Participants holding outstanding Awards shall become entitled to receive, with respect to each share of Common Stock subject to such Award (whether vested or unvested, as determined by the Administrator pursuant to subsection (c)(i) hereof) as of the effective date of any such Change of Control, cash in an amount equal to (1) for Participants holding Options or Stock Appreciation Rights, the excess of the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control over the exercise price per share of Options or Stock Appreciation Rights, or (2) for Participants holding Awards other than Options or Stock Appreciation Rights, the Fair Market Value of such Common Stock on the date immediately preceding the effective date of such Change of Control.

The Administrator need not take the same action with respect to all Awards (or portions thereof) or with respect to all Participants. In addition, the Administrator may restrict the rights of or the applicability of this Section 15 to the extent necessary to comply with Section 16(b) of the Exchange Act, the Internal Revenue Code or any other applicable law or regulation. The grant of an Award pursuant to the Plan shall not limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, exchange or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

SECTION 16.
NONTRANSFERABILITY

(a)        In General. Except as expressly provided in the Plan or an Agreement, no Award shall be transferable by the Participant, in whole or in part, other than by will or by the laws of descent and distribution.  If the Participant shall attempt any transfer of any Award, such transfer shall be void and the Award shall terminate.

(b)        Nonqualified Stock Options. Notwithstanding anything in this Section 16 to the contrary, the Administrator may, in its sole discretion, permit the Participant to transfer any or all Nonqualified Stock Options to any member of the Participant's "immediate family" as such term is defined in Rule 16a-1(e) of the Exchange Act, or any successor provision, or to one or more trusts whose beneficiaries are members of such Participant's "immediate family" or partnerships in which such family members are the only partners; provided, however, that the Participant cannot receive any consideration for the transfer and such transferred Nonqualified Stock Option shall continue to be subject to the same terms and conditions as were applicable to such Nonqualified Stock Option immediately prior to its transfer.

(c)        Beneficiary Designation. Each Participant may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of such Participant's death before receipt of any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Administrator, and will be effective only when filed by the Participant in writing with the Company during the Participant's lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

SECTION 17.
INVESTMENT PURPOSE AND SECURITIES COMPLIANCE

No shares of Common Stock shall be issued pursuant to the Plan unless and until there has been compliance, in the opinion of Company's counsel, with all applicable legal requirements, including without limitation, those relating to securities laws and stock exchange listing requirements. As a condition to the issuance of Common Stock to Participant, the Administrator may require Participant to (a) represent that the shares of Common Stock are being acquired for investment and not resale and to make such other representations as the Administrator shall deem necessary or appropriate to qualify the issuance of the shares as exempt from the Securities Act of 1933 and any other applicable securities laws, and (b) represent that Participant shall not dispose of the shares of Common Stock in violation of the Securities Act of 1933 or any other applicable securities laws.

As a further condition to the grant of any Option or the issuance of Common Stock to a Participant, the Participant agrees to the following:

(a)        In the event the Company advises the Participant that it plans an underwritten public offering of its Common Stock in compliance with the Securities Act of 1933, as amended, the Participant will execute any lock-up agreement the Company and the underwriter(s) deem necessary or appropriate, in their sole discretion, in connection with such public offering.

(b)        In the event the Company makes any public offering of its securities and determines in its sole discretion that it is necessary to reduce the number of outstanding Awards so as to comply with any state's securities or Blue Sky law limitations with respect thereto, the Board of Directors of the Company shall have the right (i) to accelerate the exercisability of any Award and the date on which such Award must be exercised or remove the risks of forfeiture to which the Award is subject, provided that the Company gives Participant prior written notice of such acceleration or removal, and (ii) to cancel any outstanding Awards (or portions thereof) which Participant does not exercise prior to or contemporaneously with such public offering.

(c)        In the event of a Change of Control, Participant will comply with Rule 145 of the Securities Act of 1933 and any other restrictions imposed under other applicable legal or accounting principles if Participant is an "affiliate" (as defined in such applicable legal and accounting principles) at the time of the Change of Control, and Participant will execute any documents necessary to ensure compliance with such rules.

The Company reserves the right to place a legend on any stock certificate (or a notation on any book entry shares permitted by the Administrator) issued in connection with an Award pursuant to the Plan to assure compliance with this Section 17.

The Company shall not be required to register or maintain the registration of the Plan, any Award, or any Common Stock issued or issuable pursuant to the Plan under the Securities Act of 1933 or any other applicable securities laws. If the Company is unable to obtain the authority that the Company or its counsel deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall not be liable for the failure to issue and sell Common Stock upon the exercise, vesting, or lapse of restrictions of forfeiture of an Award unless and until such authority is obtained. A Participant shall not be eligible for the grant of an Award or the issuance of Common Stock pursuant to an Award if such grant or issuance would violate any applicable securities law.

SECTION 18.
AMENDMENT OF THE PLAN

The Board may from time to time, insofar as permitted by law, suspend or discontinue the Plan or revise or amend it in any respect; provided, however, that no such suspension, termination, revision, or amendment, except as is authorized in Section 15, shall impair the terms and conditions of any Award which is outstanding on the date of such suspension, termination, revision, or amendment to the material detriment of the Participant without the consent of the Participant. Notwithstanding the foregoing, except as provided in Section 15 of the Plan or to the extent required by applicable law or regulation, the Board may not, without shareholder approval, revise or amend the Plan to (i) materially increase the number of shares subject to the Plan, (ii) change the designation of Participants, including the class of Employees, eligible to receive Awards, (iii) decrease the price at which Options or Stock Appreciation Rights may be granted, (iv) cancel, regrant, repurchase for cash, or replace Options or Stock Appreciation Rights that have an exercise price in excess of the Fair Market Value of the Common Stock with other awards, or amend the terms of outstanding Options or Stock Appreciation Rights to reduce their exercise price, (v) materially increase the benefits accruing to Participants under the Plan, or (vi) make any modification that will cause Incentive Stock Options to fail to meet the requirements of Code Section 422.

To the extent applicable, the Plan and all Agreements shall be interpreted to be exempt from or comply with the requirements of Code Section 409A and, if applicable, to comply with Code Section 422, in each case including the regulations, notices, and other guidance of general applicability issued thereunder. Furthermore, notwithstanding anything in the Plan or any Agreement to the contrary, the Board may amend the Plan or Agreement to the extent necessary or desirable to comply with such requirements without the consent of the Participant.

SECTION 19.
RIGHTS AND OBLIGATIONS ASSOCIATED WITH AWARDS

(a)        No Obligation to Exercise. The granting of an Option or Stock Appreciation Right shall impose no obligation upon the Participant to exercise such Option or Stock Appreciation Right.

(b)        No Employment or Other Service Rights. The granting of an Award hereunder shall not impose upon the Company or any Affiliate any obligation to retain the Participant in its employ or service for any period.

(c)        Unfunded Plan.  Participants shall have no right, title, or interest whatsoever in or to any particular assets of the Company or any of its Affiliates by reason of the right to receive a benefit under the terms of the Plan.   Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive shares of Common Stock or payments from the Company or any of its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company or an Affiliate, as the case may be.  All payments to be made hereunder shall be paid from the general funds of the Company or an Affiliate, as the case may be.  In its sole discretion, the Administrator may authorize the creation of trusts or other arrangements to meet the obligations created under the Plan to deliver the shares of Common Stock or make payments in lieu of or with respect to Awards hereunder; provided, however, that the existence of such trusts or other arrangements is consistent with the unfunded status of the Plan.

SECTION 20.
MISCELLANEOUS

(a)        Issuance of Shares.  The Company is not required to issue or remove restrictions on shares of Common Stock granted pursuant to the Plan until the Administrator determines that: (i) all conditions of the Award have been satisfied, (ii) all legal matters in connection with the issuance have been satisfied, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Administrator may consider appropriate, in its sole discretion, to satisfy the requirements of any applicable law or regulation.

(b)        Choice of Law. The law of the state of Minnesota shall govern all questions concerning the construction, validity, and interpretation of the Plan, without regard to that state's conflict of laws rules.

(c)        Severability. In the event that any provision of the Plan shall be held illegal or invalid for any reason, such illegality or invalidity shall not affect the remaining provisions of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

(d)        No Duty to Notify. The Company shall have no duty or obligation to any Participant to advise such Participant as to the time and manner of exercising an Award or as to the pending termination or expiration of such Award. In addition, the Company has no duty or obligation to minimize the tax consequences of an Award to the Participant.